                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus

             COMMON CLASS
             February 28, 2002

                        - CREDIT SUISSE
                         BALANCED FUND

                        - CREDIT SUISSE
                         STRATEGIC VALUE FUND

                        - CREDIT SUISSE
                         CAPITAL APPRECIATION FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Credit Suisse Funds are advised by Credit Suisse Asset
           Management, LLC.

                                    CONTENTS

KEY POINTS................... ....................           4
   Goals and Principal Strategies.................           4
   Investor Profile...............................           4
   A Word About Risk..............................           5
PERFORMANCE SUMMARY............... ...............           6
   Year-by-Year Total Returns.....................           6
   Average Annual Total Returns...................           7
INVESTOR EXPENSES................ ................          10
   Fees and Fund Expenses.........................          10
   Example........................................          11
THE FUNDS IN DETAIL............... ...............          12
   The Management Firm............................          12
   Multi-Class Structure..........................          12
   Fund Information Key...........................          13
BALANCED FUND.................. ..................          14
STRATEGIC VALUE FUND.............. ...............          17
CAPITAL APPRECIATION FUND............ ............          21
MORE ABOUT RISK................. .................          23
   Introduction...................................          23
   Types of Investment Risk.......................          23
   Certain Investment Practices...................          26
MEET THE MANAGERS................ ................          30
ABOUT YOUR ACCOUNT............... ................          32
   Share Valuation................................          32
   Account Statements.............................          32
   Distributions..................................          32
   Taxes..........................................          33
OTHER INFORMATION................ ................          41
   About the Distributor..........................          41
FOR MORE INFORMATION............... ..............  back cover

     The Common Class of the Strategic Value Fund and Capital Appreciation Fund is closed to new investors other than those listed on page 34.

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES


-------------------------------------------------------------------------------------------------
FUND/RISK FACTORS          GOAL                STRATEGIES
-------------------------------------------------------------------------------------------------
BALANCED FUND              Maximum total       - Invests in equity and fixed-income securities
Risk factors:              return (through a   - Focuses stock investments on medium to large
 Interest-rate risk        combination of        U.S. companies
 Market risk               long- term growth   - Uses both growth and value investment criteria
                           of capital, and       (seeks "growth at a reasonable price")
                           current income)     - Favors intermediate-term, investment-grade bonds
                           consistent with
                           preservation of
                           capital
-------------------------------------------------------------------------------------------------
STRATEGIC VALUE FUND       Total return        - Invests primarily in equity securities
Risk factors:                                  - Focuses on large U.S. companies
 Market risk                                   - Analyzes such factors as price-to-earnings and
                                                 price-to-book ratios, using a value investment
                                                 style
-------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND  Long-term capital   - Invests primarily in equity securities of U.S.
Risk factors:              appreciation          companies
 Market risk                                   - Seeks sectors and companies that will outperform
                                                 the overall market
                                               - Looks for themes or patterns associated with
                                                 growth companies, such as significant
                                                 fundamental changes, generation of a large free
                                                 cash flow or company share-buyback programs
-------------------------------------------------------------------------------------------------

     INVESTOR PROFILE

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

 - are investing for long-term goals that may include college or retirement

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for total return or capital appreciation

 - want to diversify their portfolios into common stocks

   THEY MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value

 - are looking primarily for income

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK
All funds

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

INTEREST-RATE RISK
Balanced Fund

   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

                              PERFORMANCE SUMMARY
The bar chart below and the table on the next page provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year for up to 10 years. The table compares each fund's performance over time to that of a broadly based securities market index and other indexes, if applicable. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS
[YEAR-BY-YEAR TOTAL RETURNS BAR CHART]

                                                                             BALANCED FUND
                                                                             -------------
1992                                                                              7.51
1993                                                                             10.73
1994                                                                              1.32
1995                                                                             31.55
1996                                                                             12.88
1997                                                                             16.37
1998                                                                             10.36
1999                                                                             13.89
2000                                                                             -0.71
2001                                                                             -4.61



                                                                         STRATEGIC VALUE FUND
                                                                         --------------------
1992                                                                              8.55
1993                                                                             35.79
1994                                                                              7.58
1995                                                                             20.42
1996                                                                             -1.20
1997                                                                             30.25
1998                                                                             12.66
1999                                                                              5.72
2000                                                                              9.23
2001                                                                              1.59



                                                                       CAPITAL APPRECIATION FUND
                                                                       -------------------------
1992                                                                              7.61
1993                                                                             15.87
1994                                                                             -2.86
1995                                                                             38.10
1996                                                                             23.27
1997                                                                             31.39
1998                                                                             25.77
1999                                                                             48.25
2000                                                                             -5.24
2001                                                                            -24.35

                          AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR    FIVE YEARS   TEN YEARS     LIFE OF     INCEPTION
   PERIOD ENDED 12/31/01(1):        2001      1997-2001    1992-2001       FUND         DATE
 BALANCED FUND(1)                  -4.61%        6.73%        9.51%       10.65%      10/6/88
 S&P 500 INDEX(2)                 -11.88%       10.70%       12.94%       14.16%(3)
 LEHMAN BROTHERS INTERMEDIATE
 GOVERNMENT/ CORPORATE BOND
 INDEX(4)                           8.96%        7.10%        6.81%     7.91%(3)
 LIPPER BALANCED FUNDS INDEX(5)    -3.24%        8.37%        9.53%       10.69%(3)
 STRATEGIC VALUE FUND(6)            1.59%       11.48%       12.50%       12.29%      10/6/88
 S&P 500 INDEX(2)                 -11.88%       10.70%       12.94%       14.16%(3)
 CAPITAL APPRECIATION FUND        -24.35%       11.92%       13.73%       12.41%      8/17/87
 S&P 500 INDEX(2)                 -11.88%       10.70%       12.94%       11.82%(7)
 RUSSELL 1000(R) GROWTH
 INDEX(8)                         -20.42%        8.27%       10.78%       10.93%(7)

(1) Credit Suisse Asset Management, LLC's predecessor, Warburg Pincus Asset Management, Inc., assumed management of the fund on September 30, 1994.
(2) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.
(3)  Performance since September 30, 1988.
(4) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government and corporate bonds, and is calculated by Lehman Brothers Inc.
(5) The Lipper Balanced Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Inc.
(6) Credit Suisse Asset Management, LLC's predecessor, Warburg Pincus Asset Management, Inc., assumed management of the fund on January 1, 1992.
(7)  Performance since August 31, 1987.
(8) Effective November 15, 2001, the fund has changed its performance benchmark to Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of 3,000 of the largest U.S. companies by market capitalization.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                       This page intentionally left blank

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 2001.

------------------------------------------------------------------------------------------
                                                             STRATEGIC     CAPITAL
                                                BALANCED        VALUE     APPRECIATION
                                                    FUND         FUND        FUND
SHAREHOLDER FEES
(paid directly from your investment)
------------------------------------------------------------------------------------------
Sales charge "load" on purchases                    NONE         NONE           NONE
------------------------------------------------------------------------------------------
Deferred sales charge "load"                        NONE         NONE           NONE
------------------------------------------------------------------------------------------
Sales charge "load" on reinvested distributions     NONE         NONE           NONE
------------------------------------------------------------------------------------------
Redemption fees                                     NONE         NONE           NONE
------------------------------------------------------------------------------------------
Exchange fees                                       NONE         NONE           NONE
------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
------------------------------------------------------------------------------------------
Management fee                                      .90%         .75%           .70%
------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee                .25%         NONE           NONE
------------------------------------------------------------------------------------------
Other expenses                                      .98%         .38%           .29%
------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES               2.13%(1)     1.13%           .99%
------------------------------------------------------------------------------------------

(1) Actual fees and expenses for the fiscal year ended October 31, 2001 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for the fund during 2001 are shown below, but may be discontinued at any time:

                   EXPENSES AFTER WAIVERS                     BALANCED
                     AND REIMBURSEMENTS                         FUND
Management fee                                                  .13%
Distribution and service (12b-1) fee                            .25%
Other expenses                                                  .97%
                                                               -----
TOTAL ANNUAL FUND OPERATING EXPENSES                           1.35%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

---------------------------------------------------------------------------------------------
                                  ONE YEAR       THREE YEARS    FIVE YEARS      TEN YEARS
---------------------------------------------------------------------------------------------
BALANCED FUND                          $216           $667          $1,144         $2,462
---------------------------------------------------------------------------------------------
STRATEGIC VALUE FUND                   $115           $359          $  622         $1,375
---------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND              $101           $315          $  547         $1,213
---------------------------------------------------------------------------------------------

                              THE FUNDS IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the funds

 - Responsible for managing each fund's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $75 billion in the U.S. and $268 billion globally

 - Credit Suisse Asset Management is the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business unit of Credit Suisse. Under the management of Credit Suisse First Boston, Credit Suisse Asset Management will continue to provide asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" throughout this Prospectus.

     MULTI-CLASS STRUCTURE

   This Prospectus offers Common Class shares of the funds. Common Class shares are no-load.

   Each of the funds offers additional classes of shares, including Class A, B and C shares for the Strategic Value Fund and Capital Appreciation Fund, as described in separate prospectuses.

     RECENT DEVELOPMENT

   The Balanced Fund (the "Acquired Fund") is in the process of soliciting shareholder approval for a proposed reorganization (the "Reorganization") where all of the assets and liabilities of the Acquired Fund would be transferred to the Large Cap Value Fund of Credit Suisse Capital Funds ("Acquiring Fund") in exchange for shares of the Acquiring Fund. The Reorganization is subject to the completion of certain conditions, including the approval of the Acquired Fund shareholders. The Reorganization is expected to be consummated in April, 2002, after which shares of the Acquired Fund would no longer be offered.

     FUND INFORMATION KEY

   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

   Actual fund expenses for the 2001 fiscal year. Future expenses may be higher or lower.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 - DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                                 BALANCED FUND

     GOAL AND STRATEGIES

   The Balanced Fund seeks to maximize total return (through a combination of long-term growth of capital, and current income) consistent with preservation of capital. To pursue this goal, the fund allocates its assets among a diversified mix of equity and fixed-income securities. At least 25% of fund assets will be in securities of each type, and it is anticipated that more than 25% of fund assets will usually be in fixed-income securities, although the relative weightings of equity and fixed-income securities will shift over time.

   In choosing equity securities, the fund's portfolio managers seek to identify companies that are attractively valued relative to their projected growth rates and/or the intrinsic value of their assets. Because it includes elements of growth and value investment styles, this approach can be described as a "blended approach" or "growth at a reasonable price." The fund focuses on large U.S. companies comparable in size to those in the S&P 500. As of December 31, 2001, market capitalizations of S&P 500 companies ranged from approximately $399.21 million to $383.29 billion.

   For its fixed-income investments, the fund favors investment-grade debt securities with between three and 10 years left to maturity. The Board of Directors may change the fund's goal without shareholder approval.
     PORTFOLIO INVESTMENTS

   The fund's equity holdings may include:

 - common stocks

 - securities convertible into common stocks

 - securities such as rights and warrants, whose values are based on common stocks

   The fund's fixed-income investments will consist primarily of:

 - corporate bonds, debentures and notes

 - non-convertible preferred stocks

 - government, bank and commercial obligations

 - asset-backed and mortgage-backed securities

   This fund may invest up to:

 - 10% of net assets in debt securities rated from BB/Ba to C (junk bonds)

 - 15% of assets in zero-coupon bonds

 - 15% of assets in foreign securities

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factors are:

 - market risk

 - interest-rate risk

   The value of your investment generally will fluctuate in response to stock and bond market movements.

   The fund's fixed-income holdings are intended to reduce its volatility and downside risk. Of course, this is not guaranteed.

   Fixed-income investments are generally considered less risky than stocks, although their risk can vary widely depending upon factors such as issuer and maturity. In the long run, the fund may produce more modest returns than riskier funds as a trade-off for this potentially lower risk.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Roger W. Vogel manages the fund's equity portion. The fund's fixed income portion is managed by the CSAM Fixed Income Management Team, consisting of Gregg
M. Diliberto, Jo Ann Corkran, Jose A. Rodriguez and Leland Crabbe. You can find out more about the fund's managers in "Meet the Managers."

     INVESTOR EXPENSES

Management fee                 .13%
Distribution and service
  (12b-1) fee                  .25%
All other expenses             .97%
                              -----
Total expenses                1.35%

                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.

------------------------------------------------------------------------------------------------------------
PERIOD ENDED:                   10/01         10/00         10/99        10/98      10/97(1)     8/97(2)
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                         $13.05          $13.88        $13.50      $14.38      $14.24        $11.94
------------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income             0.25            0.27          0.27        0.25        0.03          0.23
Net gain (loss) on
 investments and foreign
 currency related items (both
 realized and unrealized)        (1.84)           0.82          1.45        0.42        0.16          2.46
------------------------------------------------------------------------------------------------------------
 Total from investment
  operations                     (1.59)           1.09          1.72        0.67        0.19          2.69
------------------------------------------------------------------------------------------------------------
Less Dividends and
 Distributions:
Dividends from net investment
 income                          (0.25)          (0.27)        (0.28)      (0.26)      (0.05)        (0.24)
Distributions from net
 realized gains                  (1.72)          (1.65)        (1.06)      (1.29)         --         (0.15)
------------------------------------------------------------------------------------------------------------
 Total dividends and
  distributions                  (1.97)          (1.92)        (1.34)      (1.55)      (0.05)        (0.39)
------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                          $9.49          $13.05        $13.88      $13.50      $14.38        $14.24
------------------------------------------------------------------------------------------------------------
Total return                    (13.67)%          8.51%        13.61%       5.33%       1.30%        23.03%
------------------------------------------------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (000s omitted)                $19,435         $26,435       $32,805     $35,542     $38,294       $38,926
Ratio of expenses to average
 net assets(4)                    1.35%           1.37%         1.35%       1.35%       1.35%(3)       1.35%(3)
Ratio of net income to
 average net assets               2.18%           2.02%         1.94%       1.76%       1.38%(3)       1.76%(3)
Decrease reflected in above
 operating expense ratios due
 to waivers/reimbursements        0.77%           0.63%         0.62%       0.62%       0.68%(3)       0.55%(3)
Portfolio turnover rate            149%             75%          116%        132%         15%          120%
------------------------------------------------------------------------------------------------------------

(1) For the two months ended October 31, 1997.
(2) For the year ended August 31, 1997.
(3) Annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in reduction to the Common Class shares' net expense ratio by .00% and .02% for the years ended October 31, 2001 and 2000, respectively. These arrangements had no effect on the fund's expense ratios for the previous periods. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.35% for the years ended October 31, 2001 and 2000, respectively.

                              STRATEGIC VALUE FUND

     FUND INFORMATION KEY

   A concise description of the fund begins on the next page. The description provides the following information about the fund:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

   Actual expenses for the 2001 fiscal year. Future expenses may be higher or lower.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 - DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The fund seeks total return. To pursue this goal, it invests primarily in equity securities of value companies. Under normal market conditions the fund will invest at least 80% of net assets plus any borrowings for investment purposes in U.S. equity securities. The fund may invest up to 20% of net assets in debt securities, including both investment-grade and non-investment-grade debt securities.

   Value companies are companies whose earnings power or asset value does not appear to be reflected in the current stock price. As a result, value companies look underpriced according to financial measurements of their intrinsic worth or business prospects. These measurements include price-to-earnings, price-to-book and debt-to-equity ratios. The portfolio manager determines value based upon research and analysis, taking all relevant factors into account.

   The fund may invest in companies of any size.

   The Board of Directors may change the fund's goal without shareholder approval.
     PORTFOLIO INVESTMENTS

   Normally the fund invests substantially all of its assets in equity securities, including:

 - common stocks

 - securities convertible into common stocks

 - securities such as rights and warrants, whose values are based on common stocks

   It may also invest in preferred stocks and non-convertible debt securities such as bonds, debentures and notes.

   This fund may invest up to:

 - 10% of net assets in debt securities rated from BB/Ba to C (junk bonds)

 - 15% of assets in real-estate investment trusts (REITs)

 - 20% of net assets in foreign securities

   To a limited extent, the fund may also engage in other investment practices.
     RISK FACTORS

   This fund's principal risk factor is:

 - market risk

   The value of your investment generally will fluctuate in response to stock-market movements. Fund performance will largely depend upon the performance of value stocks, which may be more volatile than the overall stock market.

   Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Roger W. Vogel, Richard Hanlon and Robert E. Rescoe manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.

---------------------------------------------------------------------------------------------------------
PERIOD ENDED:                     10/01       10/00       10/99       10/98      10/97(1)     8/97(2)
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                            $15.49      $18.93      $16.97      $18.56      $18.44        $14.90
---------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income                0.10        0.11        0.13        0.14        0.02          0.14
Net gains (loss) on
 investments and foreign
 currency related items (both
 realized and unrealized)           (0.86)       0.70        2.49        1.36        0.14          3.53
---------------------------------------------------------------------------------------------------------
 Total from investment
  operations                        (0.76)       0.81        2.62        1.50        0.16          3.67
---------------------------------------------------------------------------------------------------------
Less Dividends and
 Distributions:
Dividends from net investment
 income                             (0.10)      (0.11)      (0.13)      (0.14)      (0.04)        (0.13)
Distributions from net
 realized gains                     (2.08)      (4.14)      (0.53)      (2.95)         --            --
---------------------------------------------------------------------------------------------------------
 Total dividends and
  distributions                     (2.18)      (4.25)      (0.66)      (3.09)      (0.04)        (0.13)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period     $12.55      $15.49      $18.93      $16.97      $18.56        $18.44
---------------------------------------------------------------------------------------------------------
Total return                        (5.14)%      5.99%      15.77%       9.11%       0.85%        24.78%
---------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period
 (000s omitted)                  $219,223    $254,842    $602,282    $703,808    $608,205      $601,159
Ratio of expenses to average
 net assets(4)                       1.13%       1.16%       1.14%       1.19%       1.18%(3)       1.15%(3)
Ratio of net income to average
 net assets                          0.72%       0.67%       0.65%       0.83%       0.75%(3)       0.80%(3)
Portfolio turnover rate                38%         49%         78%         78%         19%          148%
---------------------------------------------------------------------------------------------------------

(1) For the two months ended October 31, 1997.
(2) For the year ended August 31, 1997.
(3) Annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in reduction to the Common Class shares' net expense ratio by .00% and .02% for the years ended October 31, 2001 and 2000, respectively. These arrangements had no effect on the fund's expense ratios for the previous periods. The Common Class shares' operating expense ratios after reflecting these arrangements were 1.13% and 1.14% for the years ended October 31, 2001 and 2000, respectively.

                           CAPITAL APPRECIATION FUND

     GOAL AND STRATEGIES

   This fund seeks long-term capital appreciation. To pursue its goal, the fund invests primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.

   CSAM seeks to identify growth opportunities for the fund. We look for sectors and companies that we believe will outperform the overall market. We also look for themes or patterns that we generally associate with growth companies, such as:

 - significant fundamental changes, including changes in senior management

 - generation of a large free cash flow

 - proprietary products and services

 - company share-buyback programs

   The portfolio managers select growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

     PORTFOLIO INVESTMENTS

   This fund will ordinarily invest substantially all of its assets-but no less than 80% of assets-in the following types of equity securities:

 - common stocks

 - rights and warrants

 - securities convertible into or exchangeable for common stocks

 - depositary receipts relating to equity securities

   The fund may invest up to 20% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   This fund's principal risk factor is:

 - market risk

   The value of your investment generally will fluctuate in response to stock-market movements. Fund performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

   Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Susan L. Black and Jeffrey T. Rose manage the fund's investment portfolio. You can find out more about the fund's managers in "Meet the Managers."
     INVESTOR EXPENSES

Management fee                 .70%
All other expenses             .29%
                              -----
Total expenses                 .99%

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.

---------------------------------------------------------------------------------------------------------
PERIOD ENDED:                             10/01        10/00         10/99        10/98        10/97
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $30.57        $25.82        $19.52      $21.09        $17.95
---------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income                       (0.02)        (0.05)        (0.05)       0.01          0.11
Net gain (loss) on investments and
 foreign currency related items (both
 realized and unrealized)                  (10.04)         7.72          7.27        2.31          4.93
---------------------------------------------------------------------------------------------------------
 Total from investment operations          (10.06)         7.67          7.22        2.32          5.04
---------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends from net investment income         0.00          0.00         (0.01)      (0.08)        (0.10)
Distributions from net realized gains       (4.28)        (2.92)        (0.91)      (3.81)        (1.80)
---------------------------------------------------------------------------------------------------------
 Total dividends and distributions          (4.28)        (2.92)        (0.92)      (3.89)        (1.90)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period             $16.23        $30.57        $25.82      $19.52        $21.09
---------------------------------------------------------------------------------------------------------
Total return                               (37.59)%       31.50%        38.28%      12.75%        30.98%
---------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
 omitted)                                $899,234    $1,618,147    $1,005,670    $646,657      $587,091
Ratio of expenses to average net
 assets(1)                                   0.99%         0.98%         1.01%       1.00%         1.01%
Ratio of net income to average net
 assets                                     (0.09)%       (0.19)%       (0.23)%      0.05%         0.54%
Portfolio turnover rate                       100%          140%          144%        169%          238%
---------------------------------------------------------------------------------------------------------

(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .00%, .02%, .01%, .00%, and .01% for the years ended October 31, 2001, 2000, 1999, 1998, and 1997, respectively. The Common Class shares' operating expense ratios after reflecting these arrangements were .99%, .96%, 1.00%, 1.00% and 1.00% for the years ended October 31, 2001, 2000, 1999, 1998, and 1997, respectively.

                                MORE ABOUT RISK
     INTRODUCTION

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LEGAL RISK Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security, or a fund's performance.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments--including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, and delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                       This page intentionally left blank

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate
       actual use
/20%/  Italic type (e.g., 20%) represents an investment
       limitation as a percentage of NET fund assets; does
       not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL fund assets; does
       not indicate actual use
[ ]    Permitted, but not expected to be used to a
       significant extent
--     Not permitted

---------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                     LIMIT
---------------------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                        30%     30%     10%
---------------------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable a fund to hedge against or speculate on future
changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)                                    [ ]     [ ]     [ ]
---------------------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, operational, political, valuation risks.       15%    /20%/    20%
---------------------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                     75%    /20%/    20%
---------------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.            [-]     [ ]     [ ]
---------------------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                 /10%/   /10%/    5%
---------------------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period. A
fund may purchase or sell (write) both put and call options
for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative exposure
risks.                                                            25%     25%     25%
---------------------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate-related loans or interests. Credit,
interest-rate, market risks.                                      [ ]     [ ]     [ ]
---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                     LIMIT
---------------------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                           /15%/   /15%/    10%
---------------------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                        33 1/3% 33 1/3% 33 1/3%
---------------------------------------------------------------------------------------
SHORT SALES "AGAINST THE BOX" A short sale when the fund
owns enough shares of the security involved to cover the
borrowed securities, if necessary. Liquidity, market,
speculative exposure risks.                                      /10%/   /10%/    --
---------------------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt a
fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                            [ ]     [ ]     [ ]
---------------------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                               [-]     [ ]     [ ]
---------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's
assets in investments such as money-market obligations and
investment-grade debt securities for defensive purposes.
Although intended to avoid losses in adverse market,
economic, political or other conditions, defensive tactics
might be inconsistent with a fund's principal investment
strategies and prevent a fund from achieving its goal.            [ ]     [ ]     [ ]
---------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
 INVESTMENT PRACTICE                                                  LIMIT
------------------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                           /15%/   /15%/   /10%/
------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                    20%     20%     20%
------------------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from
maturity value. At maturity, the entire return comes from
the difference between purchase price and maturity value.
Interest-rate, market risks.                                   [ ]     [ ]     [ ]
------------------------------------------------------------------------------------

(1)The funds are not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2)Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                       This page intentionally left blank

                               MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the funds:

GREGG M. DILIBERTO, Managing Director, has been a member of the team that manages the fixed income portion of the Balanced Fund since January 2001 and with CSAM since 1984. Before that, he analyzed pension fund finances at Buck Consultants. Mr. Diliberto holds a B.S. in Mathematics from the State University of New York at Plattsburgh.

JO ANN CORKRAN, Managing Director, has been a member of the team that manages the fixed income portion of the Balanced Fund since January 2001. She joined CSAM in 1997 from Morgan Stanley, where she headed the mortgage and asset-backed research group. Previously, she worked in the insurance group within fixed income research at First Boston and as a pension analyst at Buck Consultants. Ms. Corkran holds a B.A. in Mathematics from New York University and has qualified as a Fellow of the Society of Actuaries.

LELAND CRABBE, Director, is global head of emerging market debt and has been a member of the team that manages the fixed income portion of the Balanced Fund since January 2001. Mr. Crabbe, who rejoined CSAM in 1999 from Cigna Investments, first came to CSAM in 1998 from Merrill Lynch, where he had been corporate bond strategist since 1984. Mr. Crabbe holds a B.A. in Economics from California State University at Fullerton and a Ph.D. in Economics from the University of California at Los Angeles.

JOSE A. RODRIGUEZ, Director, has been a member of the team that manages the fixed income portion of the Balanced Fund since January 2001. Prior to joining CSAM in 1999, he served as managing director and senior portfolio manager while at Prudential Investments. He had joined Prudential in 1988. Mr. Rodriguez holds a B.A. in Economics from Lafayette College and an M.B.A. in Finance from New York University's Stern School of Business.

PORTFOLIO MANAGER OF EQUITY PORTION:

ROGER W. VOGEL, CFA, Managing Director, is head of U.S. value equities and has been Portfolio Manager of the equity portion of the Balanced Fund and Co-Portfolio Manager of the Strategic Value Fund since September 2001. He joined CSAM in 2000 as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. (DLJ). He had been with DLJ Asset Management since 1993. Previously, he was a portfolio manager at Chemical Bank and Manufacturers Hanover Trust Company. Mr. Vogel attended New York University.

RICHARD HANLON, CFA, Director, has been Co-Portfolio Manager of the Strategic Value Fund since January 2001, and with CSAM since 2000 as a result of Credit Suisse's acquisition of DLJ. He had been with DLJ Asset Management since 1994. Previously, he managed U.S. equity portfolios at Chemical Bank and Manufacturers Hanover Trust Company. Mr. Hanlon holds a B.A. in Economics from the State University of New York at Albany.

ROBERT E. RESCOE, CFA, Director, is co-head of U.S. equity research and has been Co-Portfolio Manager of the Strategic Value Fund since March 2000. He came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus). Prior to joining Warburg Pincus in 1993, he was vice president and equity analyst at Fred Alger Management and a senior equity analyst at American General Capital Management. Mr. Resco holds a B.A. in Political Science from Tulane University and an M.B.A. in Finance from the University of Texas.

SUSAN L. BLACK, CFA, CIC, Managing Director, has been Co-Portfolio Manager of the Capital Appreciation Fund since 1994. She came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus). Ms. Black joined Warburg Pincus in 1985 where she served as the director of research from 1988 through 1994. She holds a B.A. in Economics from Mount Holyoke College.

JEFFREY T. ROSE, CFA, Managing Director, has been Co-Portfolio Manager of the Capital Appreciation Fund since joining CSAM in November of 2000. Previously, he worked as a portfolio manager at Prudential Investments from 1994 to 2000, and an analyst and portfolio manager at Prudential Capital Group from 1992 to 1994. Mr. Rose holds a B.A. in Government from Cornell University and an M.B.A. from The Amos Tuck School at Dartmouth College.

           Job titles indicate position with the investment adviser.

                               ABOUT YOUR ACCOUNT

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

   Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors/Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Directors/Trustees determines that using this method would not reflect an investment's value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

     ACCOUNT STATEMENTS

   In general, you will receive account statements or notices as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every quarter

   You will receive annual and semiannual financial reports.

     DISTRIBUTIONS

   As a fund investor, you will receive distributions.

   Each fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The Balanced and Strategic Value Funds typically distribute dividends quarterly. The Capital Appreciation Fund typically distributes dividends annually.

   The funds typically distribute capital gains annually, usually in December.

   Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

   Estimated year-end distribution information, including record and payment dates will be available late in the year at www.CreditSuisseFunds.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the funds.

     TAXES

   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

   Distributions you receive from a fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. The funds will mostly make capital-gain distributions, which could be long-term or short-term.

   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                 BUYING SHARES

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.CreditSuisseFunds.com.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

   The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

   Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

     BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this Prospectus).

FINANCIAL-SERVICES FIRMS

   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.

   Some of the firms through which the fund is available include:

 - Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

- Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

 - TD Waterhouse Mutual Fund Network

MINIMUM INITIAL INVESTMENT

   Regular account:          $2,500
   IRAs:                     $  500
   Transfers/Gifts to
     Minors:                 $  500

     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

     INVESTMENT CHECKS

   Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks may be returned to you and your purchase order may not be processed.

           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
BY CHECK
----------------------------------------------------------------------------------------
- Complete the New Account Application.        - Make your check payable to Credit
- For IRAs use the Universal IRA               Suisse Funds.
Application.                                   - Write the account number and the fund
- Make your check payable to Credit              name on your check.
  Suisse Funds.                                - Mail to Credit Suisse Funds.
- Write the fund name on the check.            - Minimum amount is $100.
- Mail to Credit Suisse Funds.
----------------------------------------------------------------------------------------
BY EXCHANGE
----------------------------------------------------------------------------------------
- Call our Shareholder Service Center to       - Call our Shareholder Service Center to
  request an exchange from another Credit        request an exchange from another Credit
  Suisse Fund. Be sure to read the               Suisse Fund.
  current Prospectus for the new fund.         - Minimum amount is $250.
  Also please observe the minimum initial      - If you do not have telephone
investment.                                    privileges, mail or fax a letter of
- If you do not have telephone                   instruction signed by all shareholders.
  privileges, mail or fax a letter of
  instruction signed by all shareholders.
----------------------------------------------------------------------------------------
BY WIRE
----------------------------------------------------------------------------------------
- Complete and sign the New Account            - Call our Shareholder Service Center by
  Application.                                   4 p.m. Eastern Time to inform us of the
- Call our Shareholder Service Center and        incoming wire. Please be sure to
  fax the signed New Account Application         specify your name, the account number
  by 4 p.m. Eastern Time.                        and the fund name on your wire advice.
- The Shareholder Service Center will          - Wire the money for receipt that day.
  telephone you with your account number.      - Minimum amount is $500.
Please be sure to specify your name, the
account number and the fund name on your
wire advice.
- Wire your initial investment for
  receipt that day.
- Mail the original, signed application
  to Credit Suisse Funds.
This method is not available for IRAs.
----------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
----------------------------------------------------------------------------------------
- Cannot be used to open an account.           - Call our Shareholder Service Center to
                                                 request an ACH transfer from your bank.
                                               - Your purchase will be effective at the
                                               next NAV calculated after we receive your
                                                 order in proper form.
                                               - Minimum amount is $50.
                                               - Requires ACH on Demand privileges.

                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                 SELLING SHARES

   SELLING SOME OR ALL OF YOUR SHARES                     CAN BE USED FOR
BY MAIL
--------------------------------------------------------------------------------------
Write us a letter of instruction that        - Accounts of any type.
includes:                                    - Sales of any amount.
- your name(s) and signature(s)              For IRAs please use the IRA Distribution
- the fund name and account number           Request Form.
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Credit Suisse
Funds.
If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center (unless a
signature guarantee is required).
--------------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------------
- Call our Shareholder Service Center to     - Accounts with telephone privileges.
request an exchange into another Credit      If you do not have telephone privileges,
Suisse Fund. Be sure to read the current     mail or fax a letter of instruction to
Prospectus for the new fund. Also please     exchange shares.
observe the minimum initial investment.
--------------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------------
Call our Shareholder Service Center to       - Non-IRA accounts with telephone
request a redemption. You can receive the    privileges.
proceeds as:
- a check mailed to the address of record
  ($100 minimum)
- an ACH transfer to your bank ($50
minimum)
- a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for
details.
--------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
--------------------------------------------------------------------------------------
- Complete the "Wire Instructions" or        - Non-IRA accounts with wire-redemption
  "ACH on Demand" section of your New        or ACH on Demand privileges.
  Account Application.                       - Requests by phone or mail.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

                                HOW TO REACH US

  SHAREHOLDER SERVICE CENTER
  Toll free: 800-927-2874
  Fax:     888-608-8252

  MAIL
  Credit Suisse Funds
  P.O. Box 9030
  Boston, MA 02205-9030

  OVERNIGHT/COURIER SERVICE
  Boston Financial Data Services, Inc.
  Attn: Credit Suisse Funds
  66 Brooks Drive
  Braintree, MA 02184

  INTERNET WEB SITE
  www.CreditSuisseFunds.com

                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA #0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Credit Suisse Fund Name]
  DDA #9904-649-2
  F/F/C: [Account Number and Account registration]

     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemptions in certain large accounts (other than by exchange)

 - requests to send the proceeds to a different payee or address than on record

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES

   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

     LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

   MINIMUM TO KEEP AN ACCOUNT OPEN
  Regular account:                                                        $2,000

  IRAs:                                                                   $  250

  Transfers/Gifts to Minors:                                              $  250

                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.
     STATEMENTS AND REPORTS

   The fund produces financial reports, which include among other things a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one person in the household has an account with the fund. Please call 800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.
     RETIREMENT PLANS

   Credit Suisse offers a range of tax-advantaged retirement accounts, including:

 - Traditional IRAs

 - Roth IRAs

 - Spousal IRAs

 - Rollover IRAs

 - SEP IRAs

   To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.
     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.
     ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

 - your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. ET and we do not receive your wire that day

   If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.
     SPECIAL SITUATIONS

   The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - impose minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - modify or waive its minimum investment requirements for investments through certain financial-services firms and for employees and clients of its adviser, sub-adviser, distributor and their affiliates and through retirement plan programs (no minimum)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

 - making the funds available to you

 - account servicing and maintenance

 - other administrative services related to sale of the Common Class

   As part of its business strategy, the Balanced Fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class. Under the plan, CSAMSI receives fees at an annual rate of 0.25% of average daily net assets of the fund's Common Class. Because the fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

   With respect to each of the funds, CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the funds may reimburse a portion of these payments.

                       This page intentionally left blank

                              FOR MORE INFORMATION

   More information about these funds is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the funds' managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more detail about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBERS:

Credit Suisse Balanced Fund                                            811-07517

Credit Suisse Strategic Value Fund                                     811-07515

Credit Suisse Capital
Appreciation Fund                                                      811-05041

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 9030, BOSTON, MA 02205-9030
800-577-2321 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPUSL-1-0202

                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE ADVISOR FUNDS
             Prospectus

             ADVISOR CLASS
             February 28, 2002

                        -CREDIT SUISSE
                         CAPITAL APPRECIATION FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Credit Suisse Advisor Funds are advised by Credit Suisse Asset Management, LLC.

                           CONTENTS

KEY POINTS................... ....................           4
   Goal and Principal Strategies..................           4
   Investor Profile...............................           4
   A Word About Risk..............................           5
PERFORMANCE SUMMARY............... ...............           6
   Year-by-Year Total Returns.....................           6
   Average Annual Total Returns...................           7
INVESTOR EXPENSES................ ................           8
   Fees and Fund Expenses.........................           8
   Example........................................           9
THE FUND IN DETAIL............... ................          10
   The Management Firm............................          10
   Fund Information Key...........................          10
   Goal and Strategies............................          11
   Portfolio Investments..........................          12
   Risk Factors...................................          12
   Portfolio Management...........................          13
   Investor Expenses..............................          13
MORE ABOUT RISK................. .................          14
   Introduction...................................          14
   Types of Investment Risk.......................          14
   Certain Investment Practices...................          16
MEET THE MANAGERS................ ................          18
ABOUT YOUR ACCOUNT............... ................          20
   Share Valuation................................          20
   Account Statements.............................          20
   Distributions..................................          20
   Taxes..........................................          21

OTHER INFORMATION................ ................          22
   About the Distributor..........................          22
BUYING SHARES.................. ..................          23

SELLING SHARES................. ..................          25

SHAREHOLDER SERVICES.............. ...............          27

OTHER POLICIES................. ..................          28
FOR MORE INFORMATION............... ..............  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


------------------------------------------------------------------------------------------------
FUND/RISK FACTORS          GOAL               STRATEGIES
------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND  Long-term capital  - Invests primarily in equity securities of U.S.
Risk factors:              appreciation         companies
 Market risk                                  - Seeks sectors and companies that will outperform
                                                the overall market
                                              - Looks for themes or patterns associated with
                                                growth companies, such as significant
                                                fundamental changes, generation of a large free
                                                cash flow or company share-buyback programs
------------------------------------------------------------------------------------------------

     INVESTOR PROFILE

   THIS FUND IS DESIGNED FOR INVESTORS WHO:

 - are investing for long-term goals that may include college or retirement

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for capital appreciation

 - want to diversify their portfolios into common stocks

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value

 - are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   The principal risk factor for the fund is discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

                              PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in the fund. The bar chart shows you how the fund's performance has varied from year to year for up to 10 years. The table compares the fund's performance over time to that of a broadly based securities market index. As with all mutual funds, past performance is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS
[CAPITAL APPRECIATION FUND BAR CHART]

                                                                       CAPITAL APPRECIATION FUND
                                                                       -------------------------
1992                                                                              7.12
1993                                                                             15.34
1994                                                                             -3.36
1995                                                                             37.48
1996                                                                             22.71
1997                                                                             30.77
1998                                                                             25.21
1999                                                                             47.47
2000                                                                             -5.66
2001                                                                            -24.74

                          AVERAGE ANNUAL TOTAL RETURNS

                                  ONE YEAR    FIVE YEARS   TEN YEARS     LIFE OF     INCEPTION
    PERIOD ENDED 12/31/01:          2001      1997-2001    1992-2001       FUND         DATE
 CAPITAL APPRECIATION FUND        -24.74%       11.38%       13.19%       12.03%       4/4/91
 S&P 500 INDEX(1)                 -11.88%       10.70%       12.94%    13.34%(2)
 RUSSELL 1000(R) GROWTH
 INDEX(3)                         -20.42%        8.27%       10.78%    11.85%(2)

(1) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.
(2) Performance since March 31, 1991.
(3) Effective November 15, 2001, the fund has changed its performance benchmark to Russell 1000 Growth(R) Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of 3,000 of the largest U.S. companies by market capitalization.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- AN AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 2001.


------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
------------------------------------------------------------------------
Sales charge "load" on purchases                                NONE
------------------------------------------------------------------------
Deferred sales charge "load"                                    NONE
------------------------------------------------------------------------
Sales charge "load" on reinvested distributions                 NONE
------------------------------------------------------------------------
Redemption fees                                                 NONE
------------------------------------------------------------------------
Exchange fees                                                   NONE
------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
------------------------------------------------------------------------
Management fee                                                  .70%
------------------------------------------------------------------------
Distribution and service (12b-1) fee                            .50%
------------------------------------------------------------------------
Other expenses                                                  .29%
------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                           1.49%
------------------------------------------------------------------------

                                    EXAMPLE

This example may help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

-------------------------------------------------------------------------------------------
       ONE YEAR             THREE YEARS             FIVE YEARS             TEN YEARS
-------------------------------------------------------------------------------------------
         $152                   $471                   $813                  $1,779

                               THE FUND IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $75 billion in the U.S. and $268 billion globally

 - Credit Suisse Asset Management is the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business unit of Credit Suisse. Under the management of Credit Suisse First Boston, Credit Suisse Asset Management will continue to provide asset management products and services to global corporate, institutional and government clients.

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

     FUND INFORMATION KEY

   A concise description of the fund begins on the next page. The description provides the following information about the fund:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

   Actual expenses for the 2001 fiscal year. Future expenses may be higher or lower.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 - DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The fund seeks long-term capital appreciation. To pursue its goal, the fund invests primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.

   CSAM seeks to identify growth opportunities for the fund. We look for sectors and companies that we believe will outperform the overall market. We also look for themes or patterns that we generally associate with growth companies, such as:

 - significant fundamental changes, including changes in senior management

 - generation of a large free cash flow

 - proprietary products and services

 - company share-buyback programs

   The portfolio managers select growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

     PORTFOLIO INVESTMENTS

   This fund will ordinarily invest substantially all of its assets-but no less than 80% of assets-in the following types of equity securities:

 - common stocks

 - rights and warrants

 - securities convertible into or exchangeable for common stocks

 - depositary receipts relating to equity securities

   The fund may invest up to 20% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.

     RISK FACTORS

   The fund's principal risk factor is:

 - market risk

   The value of your investment generally will fluctuate in response to stock-market movements. Fund performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

   Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Susan L. Black and Jeffrey T. Rose manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

     INVESTOR EXPENSES

Management fee               .70%
Distribution and service
  (12b-1) fees               .50%
All other expenses           .29%
                            -----
Total expenses              1.49%

                              FINANCIAL HIGHLIGHTS
The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.


       PERIOD ENDED:           10/01         10/00         10/99         10/98         10/97
PER-SHARE DATA
Net asset value, beginning
 of period                      $29.88        $25.28        $19.21        $20.82        $17.73
                              ========      ========      ========      ========      ========
Investment operations:
Net investment income (loss)     (0.12)        (0.21)        (0.20)        (0.09)         0.02
Net gain (loss) on
 investments and foreign
 currency related items
 (both realized and
 unrealized)                     (9.81)         7.58          7.18          2.29          4.89
                              --------      --------      --------      --------      --------
 Total from investment
  operations                     (9.93)         7.37          6.98          2.20          4.91
                              --------      --------      --------      --------      --------
Less Dividends and
 Distributions:
Dividends from net
 investment income                0.00          0.00          0.00          0.00         (0.01)
Distributions from net
 realized gains                  (4.13)        (2.77)        (0.91)        (3.81)        (1.81)
                              --------      --------      --------      --------      --------
 Total dividends and
  distributions                  (4.13)        (2.77)        (0.91)        (3.81)        (1.82)
                              --------      --------      --------      --------      --------
Net asset value, end of
 period                         $15.82        $29.88        $25.28        $19.21        $20.82
                              ========      ========      ========      ========      ========
Total return                    (37.91)%       30.83%        37.62%        12.23%        30.37%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
 (000s omitted)                $25,882       $34,058       $29,299       $26,836       $34,601
Ratio of expenses to average
 net assets(1)                    1.49%         1.48%         1.51%         1.43%         1.48%
Ratio of net income to
 average net assets              (0.62)%       (0.69)%       (0.73)%        0.39%         0.08%
Portfolio turnover rate            100%          140%          144%          169%          238%

(1) Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Class Shares' net expense ratio by .00%, .02%, .01%, .00%, and .00% for the years ended October 31, 2001, 2000, 1999, 1998, and 1997, respectively. The Advisor Class Shares' operating expense ratios after reflecting these arrangements were 1.49%, 1.46%, 1.50%, 1.43%, and 1.48% for the years ended October 31, 2001, 2000, 1999, 1998, and 1997, respectively.

                                MORE ABOUT RISK
     INTRODUCTION

   The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

/X/    Permitted without limitation; does not indicate actual use
/20%/  Italic type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate
       actual use
/ /    Permitted, but not expected to be used to a significant
       extent

------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                         10%
------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)                                     / /
------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, operational, political, valuation risks.        20%
------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's Rating Service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                      20%
------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.             / /
------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                    5%
------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The fund may purchase or sell (write) both put and call
options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure risks.                                                    25%
------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate-related loans or interests. Credit,
interest-rate, market risks.                                       / /
------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                             10%
------------------------------------------------------------------------

------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                          33 1/3%
------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                             / /
------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                / /
------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the fund's
principal investment strategies and prevent the fund from
achieving its goal.                                                / /
------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                               /10%/
------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                        20%
------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from
maturity value. At maturity, the entire return comes from
the difference between purchase price and maturity value.
Interest-rate, market risks.                                       / /
------------------------------------------------------------------------

(1)The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2)The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:

SUSAN L. BLACK, CFA, CIC, Managing Director, has been Co-Portfolio Manager of the fund since 1994. She came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus). Ms. Black joined Warburg Pincus in 1985 where she served as the director of research from 1988 through 1994. She holds a B.A. in Economics from Mount Holyoke College.

JEFFREY T. ROSE, CFA, Managing Director, has been Co-Portfolio Manager of the fund since joining CSAM in November of 2000. Previously, he worked as a portfolio manager at Prudential Investments from 1994 to 2000, and an analyst and portfolio manager at Prudential Capital Group from 1992 to 1994. Mr. Rose holds a B.A. in Government from Cornell University and an M.B.A. from The Amos Tuck School at Dartmouth College.

           Job titles indicate position with the investment adviser.

                       This page intentionally left blank

                      ABOUT YOUR ACCOUNT
     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Advisor Class's total assets, less its liabilities, by the number of Advisor Class shares outstanding.

   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Directors determines that using this method would not reflect an investment's value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.


     ACCOUNT STATEMENTS

   In general, you will receive account statements or notices as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every calendar quarter

   You will also receive annual and semiannual financial reports.


     DISTRIBUTIONS

   As a fund investor, you will receive distributions.

   The fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The fund typically distributes dividends and capital gains annually, usually in December.

   Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

   Estimated year-end distribution information, including record and payment dates, will be available late in the year at www.CreditSuisseFunds.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.


     TAXES

   As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources (including the fund's short-term capital gains) are generally taxed as ordinary income. The fund will mostly make capital-gain distributions, which will be largely derived from the fund's short-term or long-term capital gains.

   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal-tax category, including the portion taxable as long-term capital gain.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                      OTHER INFORMATION
     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), a wholly owned subsidiary of CSAM, is responsible for:

 - making the fund available to you

 - account servicing and maintenance

 - other administrative services related to sale of the Advisor Class

   Certain institutions and financial-services firms may offer Advisor Class shares to their clients and customers (or participants in the case of retirement plans). These firms provide distribution, administrative and shareholder services for fund shareholders. The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate these firms for their services. The current 12b-1 fee is .50% per annum of the fund's average daily net assets, although under the 12b-1 plan the fund is authorized to pay up to .75%. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Advisor Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

                        BUYING SHARES
     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Institutional Services Center to receive one by mail or fax.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.


     BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means the fund or your financial--services firm, as the case may be, has received a completed purchase application and payment for shares (as described in this Prospectus).


     FINANCIAL-SERVICES FIRMS

   You can buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Please read their program materials for any special provisions or additional service features that may apply to your investment. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.


     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Advisor Class account application.


     INVESTMENT CHECKS

   Checks should be made payable in U.S. dollars to Credit Suisse Advisor Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Advisor Funds. These types of checks may be returned to you and your purchase order may not be processed.

           OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
BY CHECK
- Complete the Credit Suisse Advisor           - MAKE YOUR CHECK PAYABLE TO CREDIT
  Funds New Account Application.                 SUISSE ADVISOR FUNDS.
- Make your check payable to Credit            - Write the account number and the fund
  Suisse Advisor Funds.                          name on your check.
- Write the fund name on the check.            - Mail to Credit Suisse Advisor Funds.
- Mail to Credit Suisse Advisor Funds.

BY EXCHANGE
- Call our Institutional Services Center       - Call our Institutional Services Center
  to request an exchange from another            to request an exchange from another
  Credit Suisse Advisor Fund or                  Credit Suisse Advisor Fund or
  portfolio. Be sure to read the current         portfolio.
  Prospectus for the new fund or               - IF YOU DO NOT HAVE TELEPHONE
  portfolio.                                     PRIVILEGES, MAIL OR FAX A LETTER OF
- If you do not have telephone                   INSTRUCTION SIGNED BY ALL SHAREHOLDERS.
  privileges, mail or fax a letter of
  instruction signed by all shareholders.

BY WIRE
- COMPLETE AND SIGN THE New Account            - Call our Institutional Services Center
  Application.                                   by 4 p.m. Eastern Time to inform us of
- CALL OUR INSTITUTIONAL SERVICES CENTER         the incoming wire. Please be sure to
  AND FAX THE SIGNED New Account                 specify the account registration,
  Application by 4 p.m. Eastern Time.            account number and the fund name on
- The Institutional Services Center will         your wire advice.
  telephone you with your account number.      - Wire the money for receipt that day.
Please be sure to specify the account
registration, account number and the fund
name on your wire advice.
- Wire your initial investment for
receipt that day.
- Mail the original, signed application
  to Credit Suisse Advisor Funds.

BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
- Cannot be used to open an account.           - Call our Institutional Services Center
                                                 to request an ACH transfer from your
                                                 bank.
                                               - Your purchase will be effective at the
                                                 next NAV calculated after we receive
                                                 your order in proper form.
                                               - Requires ACH on Demand privileges.

                         INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

                        SELLING SHARES

   SELLING SOME OR ALL OF YOUR SHARES                       CAN BE USED FOR
BY MAIL

Write us a letter of instruction that          - Sales of any amount.
includes:
- your name(s) and signature(s) or, if
  redeeming on an investor's behalf, the
  name(s) of the registered owner(s) and
  the signature(s) of their legal
  representative(s)
- the fund name and account number
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Credit Suisse
Advisor Funds.
If only a letter of instruction is
required, you can fax it to the
Institutional Services Center (unless a
signature guarantee is required).

BY EXCHANGE
- Call our Institutional Services Center       - Accounts with telephone privileges.
  to request an exchange into another          If you do not have telephone privileges,
  Credit Suisse Advisor Fund or                mail or fax a letter of instruction to
  portfolio. Be sure to read the current       exchange shares.
  Prospectus for the new fund or
  portfolio.

BY PHONE

Call our Institutional Services Center to      - Accounts with telephone privileges.
request a redemption. You can receive the
proceeds as:
- a check mailed to the address of record
- an ACH transfer to your bank
- a wire to your bank
See "By Wire or ACH Transfer" for
details.

BY WIRE OR ACH TRANSFER
-Complete the "Wire Instructions" or "ACH      - Requests by phone or mail.
 on Demand" section of your New Account
 Application.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

                                HOW TO REACH US

  INSTITUTIONAL SERVICES CENTER
  Toll free: 800-222-8977
  Fax:      646-354-5026

  MAIL
  Credit Suisse Advisor Funds
  P.O. Box 9030
  Boston, MA 02205-9030

  OVERNIGHT/COURIER SERVICE
  Boston Financial Data Services, Inc.
  Attn: Credit Suisse Advisor Funds
  66 Brooks Drive
  Braintree, MA 02184

  INTERNET WEB SITE
  www.CreditSuisseFunds.com

                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Credit Suisse Advisor Fund Name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Account registration]

     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemptions in certain large accounts (other than by exchange)

 - requests to send the proceeds to a different payee or address than on record

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.


     RECENTLY PURCHASED SHARES

   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

                         INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

                     SHAREHOLDER SERVICES
     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Institutional Services Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals.


     STATEMENTS AND REPORTS

   The fund produces financial reports, which include among other things a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one person in the household has an account with the fund. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.


     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.


     ACCOUNT CHANGES

   Call our Institutional Services Center to update your account records whenever you change your address. The Institutional Services Center can also help you change your account information or privileges.

                        OTHER POLICIES
     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if:

 - your investment check or ACH transfer does not clear

 - you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day

   If you wire money without first calling our Institutional Services Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.


     SPECIAL SITUATIONS

   The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - impose minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                         INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                      MONDAY - FRIDAY, 8 A.M. - 5 P.M. ET

                       This page intentionally left blank

                       This page intentionally left blank

                              FOR MORE INFORMATION

   More information about this fund is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Advisor Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Advisor Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Advisor Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBER:

Credit Suisse Capital Appreciation Fund                                811-05041

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]
P.O. BOX 9030, BOSTON, MA 02205-9030
800-222-8977 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       ADCAP-1-0202

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

             CREDIT SUISSE FUNDS
             Prospectus

             CLASS A, B AND C SHARES
             February 28, 2002

                        - CREDIT SUISSE
                          CAPITAL APPRECIATION FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Credit Suisse Funds are advised by Credit Suisse Asset
           Management, LLC.

                                    CONTENTS

KEY POINTS................... ....................           4
   Goal and Principal Strategies..................           4
   Investor Profile...............................           4
   A Word About Risk..............................           5
PERFORMANCE SUMMARY............... ...............           6
   Year-by-Year Total Returns.....................           6
   Average Annual Total Returns...................           7
INVESTOR EXPENSES................ ................           8
THE FUND IN DETAIL............... ................          10
   The Management Firm............................          10
   Fund Information Key...........................          10
   Goal and Strategies............................          11
   Portfolio Investments..........................          12
   Risk Factors...................................          12
   Portfolio Management...........................          12
   Investor Expenses..............................          12
MORE ABOUT RISK................. .................          14
   Introduction...................................          14
   Types of Investment Risk.......................          14
   Certain Investment Practices...................          16
MEET THE MANAGERS................ ................          18
MORE ABOUT YOUR FUND.............. ...............          19
   Share Valuation................................          19
   Distributions..................................          19
   Taxes..........................................          19
   Statements and Reports.........................          20
CHOOSING A CLASS OF SHARES........... ............          21
BUYING AND SELLING SHARES............ ............          22
SHAREHOLDER SERVICES.............. ...............          23
OTHER POLICIES................. ..................          24
OTHER SHAREHOLDER INFORMATION.......... ..........          25
OTHER INFORMATION................ ................          30
   About the Distributor..........................          30
FOR MORE INFORMATION............... ..............  back cover

                                   KEY POINTS

                         GOAL AND PRINCIPAL STRATEGIES


-------------------------------------------------------------------------------------------------
FUND/RISK FACTORS          GOAL                STRATEGIES
-------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND  Long-term capital   - Invests primarily in equity securities of U.S.
Risk factors:              appreciation          companies
 Market risk                                   - Seeks sectors and companies that will outperform
                                                 the overall market
                                               - Looks for themes or patterns associated with
                                                 growth companies, such as significant
                                                 fundamental changes, generation of a large free
                                                 cash flow or company share-buyback programs
-------------------------------------------------------------------------------------------------

     INVESTOR PROFILE

   THIS FUND IS DESIGNED FOR INVESTORS WHO:

 - are investing for long-term goals that may include college or retirement

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for capital appreciation

 - want to diversify their portfolios into common stocks

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that will fluctuate in value

 - are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   The principal risk factor for the fund is discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

                              PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in the fund's Common Class shares. The bar chart shows you how fund performance related to the Common Class shares has varied from year to year for up to 10 years. The table compares the fund's performance over time to that of a broadly based securities market index. As with all mutual funds, past performance is not a prediction of the future.

                          YEAR-BY-YEAR TOTAL RETURNS*
[CAPITAL APPRECIATION FUND BAR CHART]

                                                                       CAPITAL APPRECIATION FUND
                                                                       -------------------------
1992                                                                              7.61
1993                                                                             15.87
1994                                                                             -2.46
1995                                                                             38.10
1996                                                                             23.27
1997                                                                             31.39
1998                                                                             25.77
1999                                                                             48.25
2000                                                                             -5.24
2001                                                                            -24.35

* Performance for Classes A, B and C shares is not provided because these Classes do not have a full calendar year of performance. Although Common Class shares are not offered in this prospectus, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of sales loads applicable to the Class A, B and C shares.

                        AVERAGE ANNUAL TOTAL RETURNS(1)

                                  ONE YEAR    FIVE YEARS   TEN YEARS     LIFE OF     INCEPTION
    PERIOD ENDED 12/31/01:          2001      1997-2001    1992-2001       FUND         DATE
 CAPITAL APPRECIATION FUND        -24.35%       11.92%       13.73%       12.41%      8/17/87
 S&P 500 INDEX(2)                 -11.88%       10.70%       12.94%       11.82%(4)
 RUSSELL 1000(R) GROWTH
 INDEX(3)                         -20.42%        8.27%       10.78%       10.93%(4)

(1) Performance for Classes A, B and C shares is not provided because these Classes do not have a full calendar year of performance. Although Common Class shares are not offered in this prospectus, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of sales loads applicable to the Class A, B and C shares.
(2) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.
(3) Effective November 15, 2001, the fund has changed its performance benchmark to Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index measures the performance of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of 3,000 of the largest U.S. companies by market capitalization.
(4)  Performance since August 31, 1987.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are expected amounts for the fiscal year ending October 31, 2002.

------------------------------------------------------------------------------------------
                                                            CAPITAL APPRECIATION FUND
                                                       CLASS A(1)  CLASS B(2)  CLASS C
SHAREHOLDER FEES
(paid directly from your investment)
------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a
 percentage of offering price)                           5.75%        NONE        NONE
------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage
 of original purchase price or redemption proceeds, as
 applicable)                                              NONE          4%(3)       1%(4)
------------------------------------------------------------------------------------------
Maximum sales charge (load) on reinvested
 distributions (as a percentage of offering price)        NONE        NONE        NONE
------------------------------------------------------------------------------------------
Redemption fees                                           NONE        NONE        NONE
------------------------------------------------------------------------------------------
Exchange fees                                             NONE        NONE        NONE
------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
------------------------------------------------------------------------------------------
Management fee                                            .70%        .70%        .70%
------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee                      .25%       1.00%       1.00%
------------------------------------------------------------------------------------------
Other expenses                                            .29%        .29%        .29%
------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES*                    1.24%       1.99%       1.99%
------------------------------------------------------------------------------------------

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."
(2) Class B shares of the fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Examples that follow. See "Other Shareholder Information."
(3) 4% during the first year decreasing 1% annually to 0% after the fourth year.
(4) 1% during the first year.
(*) Total annual fund operating expenses are based on estimated amounts to be charged in the current fiscal year.

                                    EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the preceding page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

---------------------------------------------------------------------------------------------
      CAPITAL APPRECIATION        ONE YEAR       THREE YEARS    FIVE YEARS      TEN YEARS
---------------------------------------------------------------------------------------------
CLASS A (WITH OR WITHOUT
  REDEMPTION)                          $694           $946          $1,217         $1,989
---------------------------------------------------------------------------------------------
CLASS B (REDEMPTION AT END OF
  PERIOD)                              $602           $824          $1,073         $2,123
---------------------------------------------------------------------------------------------
CLASS B (NO REDEMPTION)                $202           $624          $1,073         $2,123
---------------------------------------------------------------------------------------------
CLASS C (REDEMPTION AT END OF
  PERIOD)                              $302           $624          $1,073         $2,317
---------------------------------------------------------------------------------------------
CLASS C (NO REDEMPTION)                $202           $624          $1,073         $2,317
---------------------------------------------------------------------------------------------

                               THE FUND IN DETAIL

     THE MANAGEMENT FIRM

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategies

 - A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

 - Credit Suisse Asset Management companies manage approximately $75 billion in the U.S. and $268 billion globally

 - Credit Suisse Asset Management is the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business unit of Credit Suisse. Under the management of Credit Suisse First Boston, Credit Suisse Asset Management will continue to provide asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

     FUND INFORMATION KEY

   A concise description of the fund begins on the next page. The description provides the following information about the fund:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individuals designated by the investment adviser to handle the fund's day-to-day management.

INVESTOR EXPENSES

   Actual expenses for the 2001 fiscal year. Future expenses may be higher or lower.

 - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice to the fund. Expressed as a percentage of average net assets after waivers.

 - DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by the fund to the distributor for making shares of the fund available to you. Expressed as a percentage of average net assets.

 - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The fund seeks long-term capital appreciation. To pursue its goal, the fund invests primarily in a broadly diversified portfolio of stocks and other equity securities of U.S. companies.

   CSAM seeks to identify growth opportunities for the fund. We look for sectors and companies that we believe will outperform the overall market. We also look for themes or patterns that we generally associate with growth companies, such as:

 - significant fundamental changes, including changes in senior management

 - generation of a large free cash flow

 - proprietary products and services

 - company share-buyback programs

   The portfolio managers select growth companies whose stocks appear to be available at a reasonable price relative to projected growth.

     PORTFOLIO INVESTMENTS

   The fund will ordinarily invest substantially all of its assets-but no less than 80% of assets-in the following types of equity securities:

 - common stocks

 - rights and warrants

 - securities convertible into or exchangeable for common stocks

 - depositary receipts relating to equity securities

   The fund may invest up to 20% of assets in foreign securities. To a limited extent, it may also engage in other investment practices.
     RISK FACTORS

   The fund's principal risk factor is:

 - market risk

   The value of your investment generally will fluctuate in response to stock-market movements. Fund performance will largely depend upon the performance of growth stocks, which may be more volatile than the overall stock market.

   Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   Susan L. Black and Jeffrey T. Rose manage the fund's investment portfolio. You can find out more about them in "Meet the Managers."

     INVESTOR EXPENSES

   Expected expenses for the 2002 fiscal period:

                          CLASS A
                          -------
Management fee              .70%
Distribution and service
  (12b-1) fees              .25%
All other expenses          .29%
                           -----
Total expenses             1.24%
                          CLASS B
                          -------
Management fee              .70%
Distribution and service
  (12b-1) fees             1.00%
All other expenses          .29%
                           -----
Total expenses             1.99%
                          CLASS C
                          -------
Management fee              .70%
Distribution and service
  (12b-1) fees             1.00%
All other expenses          .29%
                           -----
Total expenses             1.99%

                              FINANCIAL HIGHLIGHTS

The fund's Class A, Class B and Class C shares commenced operations as of the date hereof. The figures below are related to the fund's Common Class shares and, for the five-year period ended October 31, 2001, have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.

------------------------------------------------------------------------------------------------------------
PERIOD ENDED:                            10/01            10/00         10/99        10/98        10/97
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                      $30.57         $25.82        $19.52      $21.09        $17.95
------------------------------------------------------------------------------------------------------------
Investment operations:
Net investment income                         (0.02)         (0.05)        (0.05)       0.01          0.11
Net gain (loss) on investments and
 foreign currency related items
 (both realized and unrealized)              (10.04)          7.72          7.27        2.31          4.93
------------------------------------------------------------------------------------------------------------
 Total from investment operations            (10.06)          7.67          7.22        2.32          5.04
------------------------------------------------------------------------------------------------------------
Less Dividends and Distributions:
Dividends from net investment
 income                                          --           0.00         (0.01)      (0.08)        (0.10)
Distributions from net realized
 capital gains                                (4.28)         (2.92)        (0.91)      (3.81)        (1.80)
------------------------------------------------------------------------------------------------------------
 Total dividends and distributions            (4.28)         (2.92)        (0.92)      (3.89)        (1.90)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $16.23         $30.57        $25.82      $19.52        $21.09
------------------------------------------------------------------------------------------------------------
Total return                                 (37.59%)        31.50%        38.28%      12.75%        30.98%
------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s
 omitted)                                  $899,234     $1,618,147    $1,005,670    $646,657      $587,091
Ratio of expenses to average net
 assets(1)                                     0.99%          0.98%         1.01%       1.00%         1.01%
Ratio of net income to average net
 assets                                       (0.09%)        (0.19%)       (0.23%)      0.05%         0.54%
Portfolio turnover rate                         100%           140%          144%        169%          238%
------------------------------------------------------------------------------------------------------------

(1) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares net expense ratio by .00%, .02%, .01%, .00% and .01% for the years ended October 31, 2001, 2000, 1999, 1998, and 1997, respectively. The Common Class shares operating expense ratios after reflecting these arrangements were .99%, .96%, 1.00%, 1.00% and 1.00% for the years ended October 31, 2001, 2000, 1999, 1998, and 1997, respectively.

                                MORE ABOUT RISK
     INTRODUCTION

   The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES
For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate
       actual use
[ ]    Permitted, but not expected to be used to a significant
       extent

------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                         10%
------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)                                     [ ]
------------------------------------------------------------------------
FOREIGN SECURITIES Securities of foreign issuers. May
include depositary receipts. Currency, information,
liquidity, market, operational, political, valuation risks.        20%
------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's Rating Service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                      20%
------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities
backed by pools of mortgages, including passthrough
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.             [ ]
------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
below the fourth-highest grade (BBB/Baa) by Standard &
Poor's or Moody's rating service, and unrated securities of
comparable quality. Commonly referred to as junk bonds.
Credit, information, interest-rate, liquidity, market,
valuation risks.                                                    5%
------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The fund may purchase or sell (write) both put and call
options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure risks.                                                    25%
------------------------------------------------------------------------
REAL-ESTATE INVESTMENT TRUSTS (REITs) Pooled investment
vehicles that invest primarily in income-producing real
estate or real-estate-related loans or interests. Credit,
interest-rate, market risks.                                       [ ]
------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                             10%
------------------------------------------------------------------------

------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; the fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                          33 1/3%
------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                             [ ]
------------------------------------------------------------------------
START-UP AND OTHER SMALL COMPANIES Companies with small
relative market capitalizations, including those with
continuous operations of less than three years. Information,
liquidity, market, valuation risks.                                [ ]
------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the fund's
principal investment strategies and prevent the fund from
achieving its goal.                                                [ ]
------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                               /10%/
------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                        20%
------------------------------------------------------------------------
ZERO-COUPON BONDS Debt securities that pay no cash income to holders until maturity and are issued at a discount from
maturity value. At maturity, the entire return comes from
the difference between purchase price and maturity value.
Interest-rate, market risks.                                       [ ]
------------------------------------------------------------------------

(1)The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.
(2)The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

The following individuals are responsible for the day-to-day portfolio management of the fund:

SUSAN L. BLACK, CFA, CIC, Managing Director, has been Co-Portfolio Manager of the fund since 1994. She came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus). Ms. Black joined Warburg Pincus in 1985 where she served as the director of research from 1988 through 1994. She holds a B.A. in Economics from Mount Holyoke College.

JEFFREY T. ROSE, CFA, Managing Director, has been Co-Portfolio Manager of the fund since joining CSAM in November of 2000. Previously, he worked as a portfolio manager at Prudential Investments from 1994 to 2000, and an analyst and portfolio manager at Prudential Capital Group from 1992 to 1994. Mr. Rose holds a B.A. in Government from Cornell University and an M.B.A. from The Amos Tuck School at Dartmouth College.

           Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

     SHARE VALUATION

   The net asset value (NAV) of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.

   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board of Trustees determines that using this method would not reflect an investment's value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

     DISTRIBUTIONS

   As a fund investor, you will receive distributions.

   The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The fund typically distributes dividends annually. The fund typically distributes capital gains annually, usually in December.

   Distributions may be reinvested in additional shares without any initial or deferred sales charge.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

     TAXES

   As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings it distributes to shareholders.

   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income. The fund will mostly make capital-gain distributions, which could be short-term or long-term.

   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal-tax category, including the portion taxable as long-term capital gains.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

     STATEMENTS AND REPORTS

   The fund produces financial reports, which include among other things, a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                           CHOOSING A CLASS OF SHARES

   This Prospectus offers you a choice of three classes of shares: Classes A, B and C. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment.

 - Class A shares may be a better choice than Class B or C if you are investing for the long term, especially if you are eligible for a reduced sales charge

 - Class B and C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges.

 - Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A or Class B shares, but they have higher annual expenses

   We describe Class A, B and C shares in detail in "OTHER SHAREHOLDER INFORMATION." The table below gives you a brief comparison of the main features of each class, which we recommend you discuss with your financial representative. Your financial representative may receive different compensation depending on the class you choose.

                                                 MAIN FEATURES

 CLASS A        - Initial sales charge of up to 5.75%
                - Lower sales charge for large purchases
                - No charges when you sell shares (except on certain redemptions of shares bought without an initial sales charge)
                - Lower annual expenses than Class B or C because of lower 12b-1 fee

 CLASS B        - No initial sales charge
                - Deferred sales charge of up to 4.00% if you sell shares within 4 years of purchase
                - Deferred sales charge declining to zero after 4 years
                - Higher annual expenses than Class A shares because of higher 12b-1 fee
                - Automatic conversion to Class A shares after 8 years, reducing future annual expenses

 CLASS C        - No initial sales charge
                - Deferred sales charge of 1.00% if you sell shares during the first year of purchase
                - Higher annual expenses than Class A shares because of higher 12b-1 fee
                - No conversion to Class A shares, so annual expenses remain higher

                           BUYING AND SELLING SHARES

     OPENING AN ACCOUNT

   You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

     BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (currently 4 p.m. Eastern Time) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this prospectus).

   The minimum initial investment in the fund is $2,500, and the minimum for additional investments is $100. Your financial representative may have different minimum investment or account requirements. The maximum investment amount in Class B shares is $250,000, and the maximum investment amount in Class C shares is $1,000,000.

   You should contact your financial representative to redeem shares of the fund. Your redemption will be processed at the net asset value per share, next computed following the receipt by your financial representative of your request in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the net asset value and deducted from your redemption. The value of your shares may be more or less than your investment depending on the net asset value of your fund on the day you redeem.

     EXCHANGING SHARES

   You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

   For more information regarding buying, selling or exchanging shares, contact your financial representative or call the transfer agent at 1-800-927-2874.

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers-to-Minors Act (UTMA) or the Uniform Gifts-to-Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   Uncashed redemption or distribution checks do not earn interest.

     SPECIAL SITUATIONS

   The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - impose minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - modify or waive its minimum investment requirements, including investments through certain financial representatives and through retirement plan programs (no minimum)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                         OTHER SHAREHOLDER INFORMATION

     CLASSES OF SHARES AND SALES CHARGES

   Class A, B and C shares are identical in all respects except that (i) each class bears different distribution service fees and sales charges, (ii) each class has different exchange privileges and (iii) only Class B shares have a conversion feature. Class A, Class B and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

     CLASS A SHARES

OFFERING PRICE:
   The offering price for Class A shares (with a sales charge) is NAV plus the applicable sales charge (unless you are entitled to a waiver):

                          INITIAL SALES CHARGE-CLASS A

                                                                           COMMISSION TO
                                       AS A % OF        AS A % OF     FINANCIAL REPRESENTATIVE
         AMOUNT PURCHASED           AMOUNT INVESTED   OFFERING PRICE  AS A % OF OFFERING PRICE
 Less than $50,000                        6.10%            5.75%                5.00%
 $50,000 to less than $100,000            4.99%            4.75%                4.00%
 $100,000 to less than $250,000           3.90%            3.75%                3.00%
 $250,000 to less than $500,000           2.56%            2.50%                2.00%
 $500,000 to less than $1,000,000         2.04%            2.00%                1.75%
 $1,000,000 or more                         0*                0                 1.00%**

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below).
** The distributor may pay a financial representative a fee of up to 1% as follows: 1% on purchases up to and including $3 million, .50% on the next $47 million, .25% on purchase amounts over $50 million.

   The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by an individual, his or her immediate family members and certain other related parties. For more information, contact your financial representative or consult the Statement of Additional Information.

   From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1)  investment advisory clients of CSAM;

(2) an agent or broker of a dealer that has a sales agreement with the distributor for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(3) shares purchased by registered investment advisers ("RIAs") on behalf of fee-based accounts or by broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(4) shares purchased for 401(k) Plans, 403(b) Plans and 457 Plans; and employee benefit plans sponsored by an employer; pension plans;

(5)  Class B shares which are automatically converted to Class A shares; and

(6) Class A shares acquired when dividends and distributions are reinvested in the fund.

   If you want to learn about additional waivers of Class A initial sales charges, contact your financial representative or consult the Statement of Additional Information.

REDUCED INITIAL SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING
PROGRAMS:

   LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the fund's distributor or transfer agent, you may purchase Class A shares of the fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter only applies to purchases made up to 90 days before the date of the Letter; and the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included.

   RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Fund, reduced sales charges based upon the above sales charge schedules are applicable to purchases of shares of the fund described in this Prospectus. The sales charge on each purchase is determined by adding the current net asset value of all the classes of shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

   The reduced sales charge is applicable only to current purchases.

The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

   CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

   For purposes of the Letter of Intent, Right of Accumulation and Concurrent Purchases, your purchases will be combined with the purchases of your immediate family members.

   REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds provided by a redemption of the fund's Class A shares within 30 days from the date of redemption without an initial sales charge. The transfer agent must be notified prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor will be eligible for reimbursement at the current net asset value of the applicable fund if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

   CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative.

   The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

 - the net asset value at the time of purchase of the Class A shares being redeemed; or

 - the net asset value of such Class A shares at the time of redemption.

   For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares even if those shares are later exchanged, and in the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan under the same circumstances as outlined in item (3) below related to the waiver of the CDSC on Class B shares.

     CLASS B SHARES

   You may choose to purchase Class B shares at the fund's net asset value, although such shares may be subject to a CDSC when you redeem your investment. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.

   Where the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. When determining the length of time you held shares and the corresponding CDSC, any period during which you held shares of a fund that does not charge a CDSC will not be counted. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the shares identified for redemption.

 YEAR AFTER PURCHASE     CDSC PERCENTAGE
         1st                    4%
         2nd                    3%
         3rd                    2%
         4th                    1%
    After 4th year             None

   Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class B shares they are servicing.

THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1) shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

(2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

(3) redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

(4) redemptions related to required minimum distributions from retirement plans or accounts at age 70 1/2, which are required without penalty pursuant to the Internal Revenue Code; and

(5) Class B shares acquired when dividends and distributions are reinvested in the fund.

   Redemptions effected by the fund pursuant to its right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC. In addition, Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CDSC, as follows:

CLASS B SHARES                             WHEN CONVERTED TO CLASS A
 Shares issued at initial purchase          Eight years after the date of purchase
 Shares issued on reinvestment of           In the same proportion as the number of
 dividends and distributions                Class B shares converting is to total
                                            Class B shares you own (excluding shares
                                            issued as a dividend)
 Shares issued upon exchange from another   On the date the shares originally
 Credit Suisse Fund                         acquired would have converted into Class
                                            A shares

   REINSTATEMENT PRIVILEGE. If you redeemed shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charges, if the distributor is notified.

     CLASS C SHARES

   You may choose to purchase Class C shares at the fund's net asset value, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.

   Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell, as well as an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the fund available to you.

   The fund has adopted 12b-1 Plans for Class A, B and C shares pursuant to the rules of the Investment Company Act of 1940. These plans allow the fund to pay distribution and service fees for the sale and servicing of Classes A, B and C of the fund's shares. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

   Distribution and service fees on Class A, B and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

   The expenses incurred by the distributor under the 12b-1 Plans for Class A, B and C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

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                                       31

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                                       32

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                                       33

                              FOR MORE INFORMATION

   More information about this fund is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 9030
   Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBER:

Credit Suisse Capital Appreciation Fund                                811-05041

                     [CREDIT SUISSE ASSET MANAGEMENT LOGO]
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                    800-927-2874 - www.CreditSuisseFunds.com
      CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR. CSCAL-1-0202

                       STATEMENT OF ADDITIONAL INFORMATION



                                FEBRUARY 28, 2002


                     ADVISOR AND COMMON CLASS SHARES OF THE
                           CREDIT SUISSE BALANCED FUND


                         ADVISOR CLASS AND COMMON CLASS,
                   CLASS A, CLASS B AND CLASS C SHARES OF THE
                       CREDIT SUISSE STRATEGIC VALUE FUND
                     CREDIT SUISSE CAPITAL APPRECIATION FUND


This combined Statement of Additional Information provides information about Credit Suisse Balanced Fund (the "Balanced Fund"), Credit Suisse Strategic Value Fund (the "Strategic Value Fund") and Credit Suisse Capital Appreciation Fund (the "Capital Appreciation Fund" and collectively with the Balanced Fund and the Strategic Value Fund, the "Funds") that supplements information contained in (i) the combined Prospectus for the Common Shares of the Funds dated February 28, 2002; (ii) the Prospectuses for the Advisor Shares of the Funds, each dated February 28, 2002; and (iii) the Prospectuses for the Class A, Class B and Class C shares of the Strategic Value and Capital Appreciation Funds dated February 28, 2002, as each is amended or supplemented from time to time (collectively, the "Prospectus"), and is incorporated by reference in its entirety into the Prospectus.

Each Fund's audited Annual Report dated October 31, 2001, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not in itself a prospectus and no investment in shares should be made solely upon the information contained herein. Copies of the Prospectuses and the Annual Report can be obtained by writing or telephoning:


Class A, Class B, Class C and Common Shares            Advisor Shares
            Credit Suisse Funds                      Credit Suisse Funds
               P.O. Box 9030                            P.O. Box 9030
     Boston, Massachusetts 02205- 9030        Boston, Massachusetts 02205-9030
               800-927-2874                     Attn:  Institutional Services
                                                        800-222-8977

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND POLICIES.............................................1
       Options, Futures and Currency Exchange Transactions.....................1
            Securities Options.................................................1
            Securities Index Options...........................................4
            OTC Options........................................................4
            Futures Activities.................................................5
            Currency Exchange Transactions.....................................7
            Hedging Generally..................................................9
            Asset Coverage for Forward Contracts, Options, Futures
                  and Options on Futures......................................10
       Additional Information on Other Investment Practices...................11
            U.S. Government Securities........................................11
            Money Market Obligations..........................................11
            Convertible Securities............................................12
            Structured Securities.............................................12
            Debt Securities...................................................15
            Below Investment Grade Securities.................................16
            Zero Coupon Securities............................................17
            Securities of Other Investment Companies..........................18
            Lending of Portfolio Securities...................................18
            Foreign Investments...............................................19
            Short Sales "Against the Box".....................................21
            Warrants..........................................................22
            Non-Publicly Traded and Illiquid Securities.......................22
            Borrowing.........................................................24
            Reverse Repurchase Agreements.....................................24
            When-Issued Securities and Delayed-Delivery Transactions..........24
            REITs.............................................................25
            Small Capitalization and Emerging Growth Companies;
                  Unseasoned Issuers..........................................25
            "Special Situation" Companies.....................................25
       Strategy Available to the Balanced Fund................................26
            Municipal Obligations.............................................26
       Strategy Available to the Capital Appreciation Fund....................28
            Dollar Rolls......................................................28
INVESTMENT RESTRICTIONS.......................................................28
            All Funds.........................................................28
            Balanced and Strategic Value Funds................................28
            Capital Appreciation Fund.........................................30
PORTFOLIO VALUATION...........................................................32
PORTFOLIO TRANSACTIONS........................................................33
PORTFOLIO TURNOVER............................................................35
MANAGEMENT OF THE FUNDS.......................................................37

                                                                            Page
                                                                            ----
       Officers and Board of Directors/Trustees...............................37
       Directors'/Trustees' Total Compensation................................49
       Portfolio Managers of the Funds........................................50
            Balanced Fund.....................................................50
            Strategic Value Fund..............................................51
            Capital Appreciation Fund.........................................51
       Investment Adviser and Co-Administrators...............................52
       Advisory Contract Approval.............................................53
       Code of Ethics.........................................................55
       Custodians and Transfer Agent..........................................55
       Organization of the Funds..............................................56
            Capital Appreciation Fund.........................................56
            Balanced Fund and Strategic Value Fund............................56
            All Funds.........................................................57
       Distribution and Shareholder Servicing.................................58
            Distributor.......................................................58
            Common Shares.....................................................58
            Advisor Shares....................................................60
            Class A, Class B and Class C Shares...............................61
            General...........................................................61
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................62
       Purchases..............................................................62
       Redemptions............................................................65
            Automatic Cash Withdrawal Plan....................................65
            Contingent Deferred Sales Charge - General........................66
EXCHANGE PRIVILEGE............................................................66
ADDITIONAL INFORMATION CONCERNING TAXES.......................................67
       The Funds and Their Investments........................................67
       Passive Foreign Investment Companies...................................69
       Dividends and Distributions............................................70
       Sales of Shares........................................................71
       Foreign Taxes..........................................................71
       Special Tax Matters Relating to Zero Coupon Securities.................71
       Backup Withholding.....................................................72
       Notices................................................................72
       Other Taxation.........................................................72
DETERMINATION OF PERFORMANCE..................................................72
INDEPENDENT ACCOUNTANTS AND COUNSEL...........................................76
MISCELLANEOUS.................................................................76
FINANCIAL STATEMENTS..........................................................80

APPENDIX - DESCRIPTION OF RATINGS............................................A-1

                                      (2)

                       INVESTMENT OBJECTIVES AND POLICIES

            The following information supplements the discussion of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.

            The investment objective of the Balanced Fund is maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital.

            The investment objective of the Strategic Value Fund is total return.

            The investment objective of the Capital Appreciation Fund is long-term capital appreciation.


            The Strategic Value Fund will invest, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes in U.S. equity securities. This percentage requirement will not be applicable during periods when the Strategic Value Fund pursues a temporary defensive strategy, as discussed below. The Strategic Value Fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors to become effective upon at least 60 days' notice to shareholders of the Strategic Value Fund prior to any such change.

            Unless otherwise indicated, all of the Funds are permitted to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

            The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

Options, Futures and Currency Exchange Transactions

            Each Fund may purchase and write covered or collateralized options on securities, securities indices and currencies for both hedging purposes and to increase total return. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation.

            Securities Options. Each Fund may purchase options and write (sell) covered or collateralized options on securities, securities indices and, to the extent the Fund is authorized to invest in foreign securities, currencies for both hedging purposes and to increase total return. Up to 25% of a Fund's assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation. These options may be traded on an exchange or over-the-counter ("OTC").

            Each Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

            The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

            The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). A Fund that writes call options retains the risk of an increase in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option- writing activities.

            If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

            In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

            Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if the Fund writes covered call options on mortgage- backed securities, the mortgage- backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage- backed securities.

            Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in- the- money," "at- the- money" and "out- of- the- money," respectively. Each Fund may write (i) in- the- money call options when Credit Suisse Asset Management, LLC ("CSAM"), each Fund's investment adviser, expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at- the- money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out- of- the- money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

            Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction (a Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker- dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or a Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

            There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange- traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. Each Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

            Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

            Securities Index Options. Each Fund may purchase and write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.

            Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

            OTC Options. Each Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

            Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although each Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

            Futures Activities. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices and, to the extent the Fund is authorized to invest in foreign securities, currencies for bona fide hedging and speculative purposes These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

            These transactions may be entered into for "bona fide hedging" purposes, as defined in regulations of the Commodity Futures Trading Commission ("CFTC"), and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Although the Funds are limited in the amount of assets that may be invested in futures transactions, there is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

            Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

            Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

            No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking- to- market." A Fund will also incur brokerage costs in connection with entering into futures transactions.

            At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although each Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

            Options on Futures Contracts. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

            An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

            Currency Exchange Transactions. The value in U.S. dollars of the assets of a Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. A Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

            The Capital Appreciation Fund will only engage in currency exchange transactions for hedging purposes. The Balanced Fund and the Strategic Value Fund may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.

            Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

            At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

            Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent a Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through the use of hedging transactions).

            Currency Options. Each Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

            Currency Hedging. Each Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. No Fund may position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

            A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

            While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

            Hedging Generally. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, each Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

            In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

            Each Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Fund of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

            To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

            Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. Each Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts, options written by the Fund on securities and indexes; and currency, interest rate and security index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

            For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. A Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

Additional Information on Other Investment Practices

            U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which a Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities ("U.S. Government Securities"). Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

            Other U.S. Government Securities the Funds may invest in include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export- Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

            Money Market Obligations. Each Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five year or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services ("S&P") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

            Money Market Mutual Funds. Where CSAM believes that it would be beneficial to a Fund and appropriate considering the factors of return and liquidity, each Fund may invest up to 5% of its assets in securities of money market mutual funds that are unaffiliated with the Fund or CSAM. As a shareholder in any mutual fund, a Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested.

            Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers.

Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").

            Convertible Securities. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

            Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

            Mortgage-Backed Securities. A Fund may invest in mortgage- backed securities, such as those issued by GNMA, FNMA, FHLMC or certain foreign issuers. Mortgage- backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30- year fixed-rate mortgages, 15- year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass- through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30- year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12- year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage- related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage- backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield.

            The rate of interest on mortgage- backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage- backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage- backed securities, and this delay reduces the effective yield to the holder of such securities.

            Asset-Backed Securities. A Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

            Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

            Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

            Assignments and Participations. Each Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

            When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

            Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. A Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

            A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

            A Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set- off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by CSAM to be creditworthy.

            When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

            There are risks involved in investing in Participations and Assignments. A Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

            Debt Securities. Each Fund may invest in debt securities (in the case of the Strategic Value Fund and Capital Appreciation Fund, with respect to up to 20% of the Fund's total assets). Debt obligations of corporations in which the Funds may invest include corporate bonds, debentures and notes. Debt securities convertible into common stock and certain preferred stocks may have risks similar to those described below. The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to accurately forecast changes in interest rates. The market value of debt obligations may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

            A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities. Any percentage limitation on a Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

            When CSAM believes that a defensive posture is warranted, each Fund may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

            Below Investment Grade Securities. Each of the Balanced Fund and the Strategic Value Fund may invest up to 10% of its net assets, the Capital Appreciation Fund may invest up to 5% of its total assets in securities rated below investment grade, including convertible debt securities.

            Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by CSAM to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

            An economic recession could disrupt severely the market for such securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. A Fund may have difficulty disposing of certain of these securities because there may be a thin trading market. Because there is no established retail secondary market for many of these securities, the Funds anticipate that these securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher- rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

            The market value of securities in medium- and lower- rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact a Fund's net asset value. A Fund will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether a Fund should continue to hold the securities. Normally, medium- and lower- rated and comparable unrated securities are not intended for short- term investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower- rated securities has depressed the prices for such securities to some extent.

            Zero Coupon Securities. Each Fund may invest in "zero coupon" U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Funds anticipate that they will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

            Securities of Other Investment Companies. Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

            Lending of Portfolio Securities. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at value (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, any sub-investment adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

            Each Fund and CSAM have applied for an order of exemption (the "Order") from the Securities and Exchange Commission to permit Credit Suisse First Boston ("CSFB") to act as lending agent for the Fund, to permit securities loans to broker-dealer affiliates to CSFB, and to permit the investment of cash collateral received by CSFB from borrower in certain money market funds advised by CSAM ("Investment Funds"). If the Order is granted, it will contain a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions will include percentage limitations on the amount of a fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Investment Funds will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

            By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short- term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily.

            Foreign Investments. The Balanced, Strategic Value and Capital Appreciation Funds may invest up to 15%, 20% and 20% of total assets, respectively, in the securities of foreign issuers. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self- sufficiency, and balance of payments positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

            Depositary Receipts. The assets of each Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and International Depositary Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depositary Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively.

            Foreign Currency Exchange. Since the Funds may be investing in securities denominated in currencies of non-U.S. countries, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. The Funds may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

            Euro Conversion. The introduction of a single European currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union presented unique risks and uncertainties for investors in those countries, including the fluctuation of the euro relative to non-euro currencies and whether the interest rate, tax and labor regimes of the European countries participating in the euro will converge over time. Further, the conversion of the currencies of other Economic Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic Monetary Union could adversely affect the euro. These or other factors may cause market disruptions and could adversely affect the value of foreign securities and currencies held by the Funds.

            Information. Many of the foreign securities held by a Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

            Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

            Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

            Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, may be higher than that of an investment company investing exclusively in U.S. securities, since the expenses of the Funds, such as the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, may be higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

            Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year- to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

            The foreign government securities in which each of the Funds may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

            Privatizations. Each Fund may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

            Brady Bonds. Each Fund may invest in so-called "Brady Bonds," which have been issued by Costa Rica, Mexico, Uruguay and Venezuela and which may be issued by other Latin American countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history, and are subject to, among other things, the risk of default. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

            Short Sales "Against the Box". In a short sale, a Fund (other than the Capital Appreciation Fund) sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. In the case of the Balanced and Strategic Value Funds, no more than 10% of a Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

            A Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

            If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

            Warrants. Each Fund may invest up to 15% (10% in the case of the Capital Appreciation Fund) of its net assets in warrants. Each Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

            Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

            Non-Publicly Traded and Illiquid Securities. Each Fund may invest up to 15% of its net assets (10% of total assets in the case of the Capital Appreciation Fund) in non-publicly traded and illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days, certain Rule 144A Securities (as defined below) and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

            Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

            In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

            Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

            An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

            Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Boards have adopted guidelines and delegated to CSAM the daily function of determining and monitoring the liquidity of Rule 144A Securities, although each Board will retain ultimate responsibility for liquidity determinations.

            Borrowing. Each Fund may borrow up to 30% of its total assets (10% of total assets in the case of the Capital Appreciation Fund) for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities, so long as there is asset coverage of at least 300% for all borrowings of the Fund. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of a Fund's total assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

            Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian cash or liquid high-grade debt securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked- to- market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements that are accounted for as financings are considered to be borrowings under the 1940 Act.

            When-Issued Securities and Delayed-Delivery Transactions. Each Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30-45 days after the transaction. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

            When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

            REITs. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

            Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemptions from the 1940 Act. REITs are also subject to interest rate risks.

            Small Capitalization and Emerging Growth Companies; Unseasoned Issuers. Investments in small- and medium- sized and emerging growth companies, as well as companies with continuous operations of less than three years ("unseasoned issuers") involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of small- and medium-sized and emerging growth companies and unseasoned issuers may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

            "Special Situation" Companies. "Special situation companies" are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. CSAM believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve maximum capital appreciation. There can be no assurance, however, that a special situation that exists at the time of an investment will be consummated under the terms and within the time period contemplated.

Strategy Available to the Balanced Fund

            Municipal Obligations. The Balanced Fund may invest up to 15% of its total assets in obligations that are issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities, and authorities ("Municipal Obligations") to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. The interest on Municipal Obligations, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from regular federal income tax. The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, are general obligation bonds and revenue securities, and the Fund may hold both in any proportion. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power.

            Among other instruments, the Balanced Fund may purchase short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short term loans. Such notes are issued with a short term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

            There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that the ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields, while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Balanced Fund, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. CSAM will consider such an event in determining whether the Balanced Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning the rating of Moody's and S&P and their significance.

                  Municipal Obligations are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, the laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as the result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Obligations may be materially affected.

                  To the extent the Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of economically related projects or facilities or whose issuers are located in the same state, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects or facilities to a greater extent than it would be if its assets were not so concentrated.

                  Private Activity Bonds; Alternative Minimum Tax Bonds. The Fund may invest in "Alternative Minimum Tax Bonds," which are certain private activity bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by the Fund may be lower than those from other Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on Alternative Minimum Tax Bonds.

                  Variable Rate Notes. Municipal Obligations purchased by the Fund may include variable rate demand notes ("VRDNs") issued by industrial development authorities and other governmental entities. VRDNs are tax exempt Municipal Obligations that provide for a periodic adjustment in the interest rate paid on the notes. The interest rates are adjustable at intervals ranging from daily to up to every six months at a prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

                  While there may be no active secondary market with respect to a particular VRDN purchased by the Fund, the Fund may, upon notice as specified in the note, demand payment of the principal of and accrued interest on the note at any time or during specified periods not exceeding one year (depending on the instrument involved) and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the VRDN involved, in the event the issuer of the note defaulted on its payment obligations and during the periods that the Fund is not entitled to exercise its demand rights. The Fund could, for this or other reasons, suffer a loss to the extent of the default plus any expenses involved in an attempt to recover the investment.

                  VRDNs are frequently not rated by credit rating agencies, but unrated notes purchased by the Fund will have been determined by CSAM to be of comparable quality at the time of the purchase to rated instruments purchasable by the Fund. CSAM monitors the continuing creditworthiness of issuers of such notes to determine whether the Fund should continue to hold such notes.

Strategy Available to the Capital Appreciation Fund

                  Dollar Rolls. A Fund also may enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

                             INVESTMENT RESTRICTIONS

                  All Funds. Certain investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. If a percentage restriction (other than the percentage limitation set forth in No. 2 of the Capital Appreciation Fund and No. 1 of each of the Balanced and Strategic Value Funds) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of a Fund's assets will not constitute a violation of such restriction.

                  Balanced and Strategic Value Funds. The investment limitations numbered 1 through 11 are Fundamental Restrictions. Investment limitations numbered 12 though 15 may be changed by a vote of the Board at any time.

                  The Balanced and Strategic Value Funds may not:

                  1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing and only if after such borrowing there is assets coverage of at least 300% for all borrowings of the Fund. For purposes of this restriction, the entry into options, futures contracts and options on futures contracts shall not constitute borrowing.

                  2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  3. Make loans, except that the Fund may purchase or hold fixed- income securities, lend portfolio securities and enter into repurchase agreements in accordance with its investment objectives, policies and limitations.

                  4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities or the purchase of securities directly from the issuer in accordance with the Fund's investment objectives, policies and limitations may be deemed to be underwriting.

                  5. Purchase or sell real estate, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein or (b) issued by companies which invest in real estate or interests therein.

                  6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in options on currencies, securities and stock indexes, futures contracts and options on futures contracts and enter into short sales "against the box."

                  7. Purchase securities on margin, except that the Fund may obtain any short- term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in options, futures contracts and options on futures contracts will not be deemed to be a purchase of securities on margin.

                  8. Invest in commodities, except that the Fund may purchase and sell futures contracts and options on futures contracts, currencies, securities or indexes.

                  9. Pledge, mortgage or hypothecate its assets, except (a) to the extent necessary to secure permitted borrowings and (b) to the extent related to the deposit of assets in escrow in connection with collateral and initial or variation margin arrangements with respect to options, futures contracts, and options on futures contracts and in amounts not in excess of 125% of the dollar amount borrowed.

                  10. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

                  11. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.

                  12. Make investments for the purpose of exercising control or management.

                  13. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  14. Invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

                  15. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 15% of the value of the Fund's total assets.

                  With regard to investment limitation No. 10, relating to a Fund's holdings of illiquid securities, the Fund will monitor the liquidity of its portfolio on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained. Particularly, the Board will check routinely the value of illiquid securities in its portfolio and should the value of such securities approach 15% of the net assets of the Fund's portfolio, the Board will take action to reduce the Fund's holdings of illiquid securities in an orderly fashion to maintain adequate liquidity. In no event will a Fund purchase an illiquid security if doing so would result in more than 15% of the Fund's net assets being invested in illiquid securities.

                  Capital Appreciation Fund. The investment limitations numbered 1 through 11 are Fundamental Restrictions. Investment limitations 12 through 14 may be changed by a vote of the Board at any time.

                  The Capital Appreciation Fund may not:

                  16. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

                  17. Borrow money or issue senior securities except that the Fund may (a) borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing and (b) enter into futures contracts; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever borrowings described in (a) exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments (including roll- overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when- issued or delayed-delivery basis and (b) collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

                  18. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

                  19. Make loans, except that the Fund may purchase or hold publicly distributed fixed- income securities, lend portfolio securities and enter into repurchase agreements.

                  20. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed- income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  21. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) fixed- income securities secured by real estate, mortgages or interests therein,
(b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options.

                  22. Make short sales of securities or maintain a short position.

                  23. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase put and call options on securities, (b) write covered call options on securities, (c) purchase and write put and call options on stock indices and (d) enter into options on futures contracts.

                  24. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange or as otherwise permitted under the 1940 Act.

                  25. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government Securities.

                  26. Purchase securities on margin, except that the Fund may obtain any short- term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

                  27. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

                  28. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

                  29. Invest in oil, gas or mineral leases.



                               PORTFOLIO VALUATION

                  The following is a description of the procedures used by the Funds in valuing their respective assets.

                  Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent bid quotation on the exchange or market. In determining the market value of portfolio investments, each Fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short- term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which a Fund's net asset value is not calculated. As a result, calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over- the- counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark- up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over- the- counter markets, but the price of securities traded in over- the- counter markets includes an undisclosed commission or mark- up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

                  In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

                  For the fiscal year ended October 31, 2001, $39,734, $404,947 and $2,501,023 of total brokerage commissions for the Balanced Fund, Strategic Value Fund and Capital Appreciation Fund, respectively, was paid to brokers and dealers who provided research services. Research received from brokers or dealers is supplemental to CSAM's own research program.

                  The following table details amounts paid by each Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years ended October 31.

                 FUND                    YEAR          COMMISSIONS
                 ----                    ----          -----------
Balanced Fund                            1999          $   51,744
                                         2000          $   45,796
                                         2001          $   39,734
Strategic Value Fund                     1999          $1,725,407
                                         2000          $1,017,561
                                         2001          $  404,947
Capital Appreciation Fund                1999          $1,978,983
                                         2000          $2,799,307
                                         2001          $2,501,023

                  All orders for transactions in securities or options on behalf of a Fund are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc., the Funds' distributor and an affiliate of CSAM ("CSAMSI") and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                  Transactions for a Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, a Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

                               PORTFOLIO TURNOVER

                  Each Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                  Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short- term, a Fund will be engaged essentially in trading activities based on short- term considerations affecting the value of an issuer's stock instead of long- term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Fund may be higher than mutual funds having similar objectives that do not utilize these strategies.

                  It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer mark-ups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. The Balanced Fund's portfolio turnover policy is the same for both the common stock and non-common stock portions of its portfolio.

                  For the fiscal year ended October 31, 2001 the portfolio turnover rates for the Balanced Fund, Strategic Value Fund and the Capital Appreciation Fund were 149%, 38% and 100%, respectively. The variation with respect to the Balanced Fund was due to an increase in the level of trading activities in the Balanced Fund relative to the preceding year. Conversely, the decrease in the portfolio turnover ratio with respect to the Capital Appreciation Fund was due to a decrease in the level of trading activities in the Balanced Fund relative to the preceding year.

                             MANAGEMENT OF THE FUNDS

Officers and Board of Directors/Trustees

                  Except in the case of the Capital Appreciation Fund, the business and affairs of the Funds are managed by the Board of Directors in accordance with the laws of the State of Maryland. The business and affairs of the Capital Appreciation Fund are managed by a Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts. Each Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. Under each Fund's Charter, the Board may classify or reclassify any unissued shares of each Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of a Fund's shares into one or more series and, without shareholder approval, may increase the number of authorized shares of each Fund.

                  The names (and ages) of each Fund's Directors/Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

             Information Concerning Directors/Trustees And Officers

                                                                                            NUMBER
                                                                                              OF
                                                  TERM OF                                 PORTFOLIOS
                                                 OFFICE(1)                                 IN FUND
                                                    AND                                    COMPLEX          OTHER
                                POSITION(S)      LENGTH OF                                 OVERSEEN      DIRECTORSHIPS
                                 HELD WITH         TIME        PRINCIPAL OCCUPATION(S)        BY            HELD BY
    NAME, ADDRESS AND AGE          FUND           SERVED       DURING PAST FIVE YEARS      DIRECTOR         DIRECTOR
    ---------------------          ----           ------       ----------------------      --------         --------
Independent Directors

Richard H. Francis              Director         Since 1999    Currently retired;          59           Director of The
40 Grosvenor Road                                              Executive Vice President                 Indonesia Fund,
Short Hills, New Jersey 07078                                  and Chief Financial                      Inc.
Age: 68                                                        Officer of Pan Am
                                                               Corporation and Pan
                                                               American World Airways,
                                                               Inc. from 1988 to 1991

Jack W. Fritz                   Director         Since fund    Private investor;           59           Director of Advo,
2425 North Fish Creek Road                       inception     Consultant and Director                  Inc. (direct mail
P.O. Box 1287                                                  of Fritz Broadcasting,                   advertising)
Wilson, Wyoming 83014                                          Inc. and Fritz
Age: 73                                                        Communications
                                                               (developers and operators
                                                               of radio stations) since
                                                               1987

----------

(1) Each Director and Officer serve until his or her respective successor has been duly elected and qualified.

                                                                                            NUMBER
                                                                                              OF
                                                  TERM OF                                 PORTFOLIOS
                                                 OFFICE(1)                                 IN FUND
                                                    AND                                    COMPLEX          OTHER
                                POSITION(S)      LENGTH OF                                 OVERSEEN      DIRECTORSHIPS
                                 HELD WITH         TIME        PRINCIPAL OCCUPATION(S)        BY            HELD BY
    NAME, ADDRESS AND AGE          FUND           SERVED       DURING PAST FIVE YEARS      DIRECTOR         DIRECTOR
    ---------------------          ----           ------       ----------------------      --------         --------
Jeffrey E. Garten               Director         Since 1998    Dean of Yale School of      59           Director of
Box 208200                                                     Management and William S.                Aetna, Inc.;
New Haven, Connecticut                                         Beinecke Professor in the                Director of
06520-8200                                                     Practice of International                Calpine Energy
Age: 54                                                        Trade and Finance;                       Corporation
                                                               Undersecretary of
                                                               Commerce for
                                                               International Trade
                                                               from November 1993
                                                               to October 1995;
                                                               Professor at
                                                               Columbia University
                                                               from September 1992
                                                               to November 1993

Peter F. Krogh                  Director         Since 2001    Dean Emeritus and           59           Member of Board
301 ICC                                                        Distinguished Professor                  of The Carlisle
Georgetown University                                          of International Affairs                 Companies Inc.;
Washington, DC 20057                                           at the Edmund A. Walsh                   Member of
Age: 64                                                        School of Foreign                        Selection
                                                               Service, Georgetown                      Committee for
                                                               University; Moderator of                 Truman Scholars
                                                               PBS foreign affairs                      and Henry Luce
                                                               television series                        Scholars;  Senior
                                                                                                        Associate of
                                                                                                        Center for
                                                                                                        Strategic and
                                                                                                        International
                                                                                                        Studies; Trustee
                                                                                                        of

                                                                                            NUMBER
                                                                                              OF
                                                  TERM OF                                 PORTFOLIOS
                                                 OFFICE(1)                                 IN FUND
                                                    AND                                    COMPLEX          OTHER
                                POSITION(S)      LENGTH OF                                 OVERSEEN      DIRECTORSHIPS
                                 HELD WITH         TIME        PRINCIPAL OCCUPATION(S)        BY            HELD BY
    NAME, ADDRESS AND AGE          FUND           SERVED       DURING PAST FIVE YEARS      DIRECTOR         DIRECTOR
    ---------------------          ----           ------       ----------------------      --------         --------
                                                                                                        numerous world
                                                                                                        affairs
                                                                                                        organizations

James S. Pasman, Jr.            Director         Since 1999    Currently retired;          59           Director of
29 The Trillium                                                President and Chief                      Education
Pittsburgh, Pennsylvania 15238                                 Operating Officer of                     Management Corp.,
Age: 70                                                        National InterGroup, Inc.                Tyco
                                                               from April 1989 to March                 International
                                                               1991; Chairman of Permian                Ltd.; Credit
                                                               Oil Co. from April 1989                  Suisse Asset
                                                               to March 1991                            Management Income
                                                                                                        Fund, Inc.;
                                                                                                        Trustee of Credit
                                                                                                        Suisse High Yield
                                                                                                        Bond Fund;
                                                                                                        Deutsche VIT
                                                                                                        Funds (overseeing
                                                                                                        six portfolios)

                                                                                            NUMBER
                                                                                              OF
                                                  TERM OF                                 PORTFOLIOS
                                                 OFFICE(1)                                 IN FUND
                                                    AND                                    COMPLEX          OTHER
                                POSITION(S)      LENGTH OF                                 OVERSEEN      DIRECTORSHIPS
                                 HELD WITH         TIME        PRINCIPAL OCCUPATION(S)        BY            HELD BY
    NAME, ADDRESS AND AGE          FUND           SERVED       DURING PAST FIVE YEARS      DIRECTOR         DIRECTOR
    ---------------------          ----           ------       ----------------------      --------         --------
Steven N. Rappaport             Director         Since 1999    President of Loanet, Inc.   59           Director of The
Loanet, Inc.                                                   (on-line accounting                      First Israel
40 East 52nd Street,                                           service) since 1997;                     Fund, Inc.
New York, New York 10022                                       Executive Vice President
Age: 52                                                        of Loanet, Inc. from 1994
                                                               to 1997; Director,
                                                               President, North American
                                                               Operations, and former
                                                               Executive Vice President
                                                               from 1992 to 1993 of
                                                               Worldwide Operations of
                                                               Metallurg Inc.; Executive
                                                               Vice President, Telerate,
                                                               Inc. from 1987 to 1992;
                                                               Partner in the law firm
                                                               of Hartman & Craven until
                                                               1987

                                                                                            NUMBER
                                                                                              OF
                                                  TERM OF                                 PORTFOLIOS
                                                 OFFICE(1)                                 IN FUND
                                                    AND                                    COMPLEX          OTHER
                                POSITION(S)      LENGTH OF                                 OVERSEEN      DIRECTORSHIPS
                                 HELD WITH         TIME        PRINCIPAL OCCUPATION(S)        BY            HELD BY
    NAME, ADDRESS AND AGE          FUND           SERVED       DURING PAST FIVE YEARS      DIRECTOR         DIRECTOR
    ---------------------          ----           ------       ----------------------      --------         --------
Interested Director
William W. Priest(2)            Director         Since 1999    Senior Partner and Fund     59           Director of The
Steinberg Priest Capital                                       Manager, Steinberg Priest                Brazilian Equity
Management                                                     Capital Management since                 Fund, Inc.; The
12 East 49th Street                                            March 2001; Chairman and                 Chile Fund, Inc.;
12th Floor                                                     Managing Director of CSAM                The Emerging
New York, New York 10017                                       from 2000 to February                    Markets
Age: 59                                                        2001, Chief Executive                    Telecommunications
                                                               Officer and Managing                     Fund, Inc.; The
                                                               Director of CSAM from                    First Israel
                                                               1990 to 2000                             Fund, Inc.; The
                                                                                                        Latin America
                                                                                                        Equity Fund,
                                                                                                        Inc.; The
                                                                                                        Indonesia Fund,
                                                                                                        Inc.; and Credit
                                                                                                        Suisse Asset
                                                                                                        Management Income
                                                                                                        Fund, Inc.
Officers
James P. McCaughan              Chairman         Since 2000    Chief Executive Officer     --           --
                                                               and Managing Director of
Credit Suisse Asset                                            CSAM; Associated with
Management, LLC                                                CSAM since 2000;
466 Lexington Avenue                                           President and Chief
                                                               Operating Officer of
New York, New York 10017-3147                                  Oppenheimer Capital from
                                                               1998 to 1999;


----------

(2) Mr. Priest is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he was an officer of CSAM until February 2001.

                                                                                            NUMBER
                                                                                              OF
                                                  TERM OF                                 PORTFOLIOS
                                                 OFFICE(1)                                 IN FUND
                                                    AND                                    COMPLEX          OTHER
                                POSITION(S)      LENGTH OF                                 OVERSEEN      DIRECTORSHIPS
                                 HELD WITH         TIME        PRINCIPAL OCCUPATION(S)        BY            HELD BY
    NAME, ADDRESS AND AGE          FUND           SERVED       DURING PAST FIVE YEARS      DIRECTOR         DIRECTOR
    ---------------------          ----           ------       ----------------------      --------         --------
Age:  47
                                                               President and
                                                               Chief Executive
                                                               Officer of UBS Asset
                                                               Management (New York)
                                                               Inc. from 1996 to 1998;
                                                               Functional Advisor
                                                               (Institutional Asset
                                                               Management) of Union Bank
                                                               of Switzerland from 1994
                                                               to 1996

Hal Liebes, Esq.                Vice             Since 1999    Managing Director and       --           --
Credit Suisse Asset             President                      General Counsel of CSAM;
Management, LLC                 and Secretary                  Associated with Lehman
466 Lexington Avenue                                           Brothers, Inc. from 1996
New York, New York 10017-3147                                  to 1997; Associated with
Age:  36                                                       CSAM from 1995 to 1996;
                                                               Associated with CS
                                                               First Boston
                                                               Investment
                                                               Management from
                                                               1994 to 1995;
                                                               Associated with
                                                               Division of
                                                               Enforcement, U.S.
                                                               Securities and
                                                               Exchange Commission
                                                               from 1991 to 1994

Michael A. Pignataro            Treasurer        Since 1999    Director and Director of    --           --
Credit Suisse Asset             and Chief                      Fund Administration of
Management, LLC                 Financial                      CSAM; Associated with
466 Lexington Avenue            Officer                        CSAM since 1984
New York, New York 10017-3147
Age:  42

                                                                                            NUMBER
                                                                                              OF
                                                  TERM OF                                 PORTFOLIOS
                                                 OFFICE(1)                                 IN FUND
                                                    AND                                    COMPLEX          OTHER
                                POSITION(S)      LENGTH OF                                 OVERSEEN      DIRECTORSHIPS
                                 HELD WITH         TIME        PRINCIPAL OCCUPATION(S)        BY            HELD BY
    NAME, ADDRESS AND AGE          FUND           SERVED       DURING PAST FIVE YEARS      DIRECTOR         DIRECTOR
    ---------------------          ----           ------       ----------------------      --------         --------
Gregory N. Bressler, Esq.       Assistant        Since 2000    Vice President and Legal    --           --
Credit Suisse Asset             Secretary                      Counsel of CSAM since
Management, LLC                                                January 2000; Associated
466 Lexington Avenue                                           with the law firm of
New York, New York 10017-3147                                  Swidler Berlin Shereff
Age:  35                                                       Friedman LLP from 1996 to
                                                               2000

                                                                                            NUMBER
                                                                                              OF
                                                  TERM OF                                 PORTFOLIOS
                                                 OFFICE(1)                                 IN FUND
                                                    AND                                    COMPLEX          OTHER
                                POSITION(S)      LENGTH OF                                 OVERSEEN      DIRECTORSHIPS
                                 HELD WITH         TIME        PRINCIPAL OCCUPATION(S)        BY            HELD BY
    NAME, ADDRESS AND AGE          FUND           SERVED       DURING PAST FIVE YEARS      DIRECTOR         DIRECTOR
    ---------------------          ----           ------       ----------------------      --------         --------
Kimiko T. Fields, Esq.          Assistant        Since 2002    Assistant Vice President    --           --
Credit Suisse Asset             Secretary                      and Legal Counsel of CSAM
Management, LLC                                                since December, 2000;
466 Lexington Avenue                                           Assistant Vice President,
New York, New York 10017-3147                                  Institutional Marketing
Age:  38                                                       Department, CSAM since
                                                               January 2000; Marketing
                                                               Associate,
                                                               International Equity
                                                               Department, Warburg
                                                               Pincus Asset
                                                               Management, Inc. since
                                                               January 1998;
                                                               self-employed author
                                                               and consultant, from
                                                               January 1996 to
                                                               December 1997.

Rocco A. DelGuercio             Assistant        Since 1999    Vice President and          --           --
Credit Suisse Asset             Treasurer                      Administrative Officer of
Management, LLC                                                CSAM; Associated with
466 Lexington Avenue                                           CSAM since June 1996;
New York, New York 10017-3147                                  Assistant Treasurer,
Age:  38                                                       Bankers Trust Corp. --
                                                               Fund Administration from
                                                               March 1994 to June 1996;
                                                               Mutual Fund Accounting
                                                               Supervisor, Dreyfus
                                                               Corporation from April
                                                               1987 to March 1994

                                                                                            NUMBER
                                                                                              OF
                                                  TERM OF                                 PORTFOLIOS
                                                 OFFICE(1)                                 IN FUND
                                                    AND                                    COMPLEX          OTHER
                                POSITION(S)      LENGTH OF                                 OVERSEEN      DIRECTORSHIPS
                                 HELD WITH         TIME        PRINCIPAL OCCUPATION(S)        BY            HELD BY
    NAME, ADDRESS AND AGE          FUND           SERVED       DURING PAST FIVE YEARS      DIRECTOR         DIRECTOR
    ---------------------          ----           ------       ----------------------      --------         --------
Joseph Parascondola             Assistant        Since 2000    Assistant Vice President    --           --
Credit Suisse Asset             Treasurer                      - Fund Administration of
Management, LLC                                                CSAM since April 2000;
466 Lexington Avenue                                           Assistant Vice President,
New York, New York 10017-3147                                  Deutsche Asset Management
Age:  38                                                       from January 1999 to
                                                               April 2000; Assistant
                                                               Vice President, Weiss,
                                                               Peck & Greer LLC from
                                                               November 1995 to December
                                                               1998

              OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX

                  As reported to the Fund(s), the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2001.

                                                                                     Aggregate Dollar Range of Equity
                                                                                  Securities in all Registered Investment
                                                                                  Companies Overseen by Director in Family
Name of Director             Dollar Range of Equity Securities in the Fund*,(3)        of Investment Companies*,(3)
----------------             --------------------------------------------------   ----------------------------------------
Independent Directors

Richard H. Francis           Balanced Fund                          -        A                       A
                             Strategic Value Fund                   -        C
                             Capital Appreciation Fund              -        C

Jack W. Fritz                Balanced Fund                          -        A                       A
                             Strategic Value Fund                   -        A
                             Capital Appreciation Fund              -        E

Jeffrey E. Garten            Balanced Fund                          -        A                       A
                             Strategic Value Fund                   -        A
                             Capital Appreciation Fund              -        A

Peter F. Krogh               Balanced Fund                          -        A                       A
                             Strategic Value Fund                   -        A
                             Capital Appreciation Fund              -        A

James S. Pasman, Jr.         Balanced Fund                          -        A                       C
                             Strategic Value Fund                   -        A
                             Capital Appreciation Fund              -        C

Steven N. Rappaport          Balanced Fund                          -        B                       B
                             Strategic Value Fund                   -        B
                             Capital Appreciation Fund              -        B

Interested Director

William W. Priest            Balanced Fund                          -        A                       A
                             Strategic Value Fund                   -        A
                             Capital Appreciation Fund              -        A

----------
* Key to Dollar Ranges:
     A.  None
     B.  $1 - $10,000
     C.  $10,000 - $50,000
     D.  $50,000 - $100,000
     E.  Over $100,000

----------
(3) Beneficial ownership is determined in accordance with Rule 16a- 1(a)(2) under the Securities Exchange Act of 1934.

                  No employee of CSAM, CSAMSI, PFPC Inc., the Funds' co-administrator ("PFPC"), or any of their affiliates receives any compensation from the Funds for acting as an officer or director/trustee of a Fund. Each Director/Trustee who is not a director, trustee, officer or employee of CSAM, CSAMSI, PFPC or any of their affiliates receives an annual fee of $750 per fund for Director/Trustee services provided and $250 for each Board meeting attended in addition to reimbursement for expenses incurred in connection with attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250.

Information concerning Committees and Meetings of Directors/Trustees

                  Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of each Fund, namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

                  In accordance with its written charter adopted by the Board of Directors/Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Funds. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Funds' internal accounting procedures and

----------
(4) Credit Suisse Group is the ultimate parent company of the investment adviser and the principal underwriter.

controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Funds, its adviser and affiliates by the independent public accountants. During each Funds' most recent fiscal year, the Audit Committee met 3 times.

                  The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors/Trustees. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors/Trustees. The Nominating Committee did not meet during each Fund's most recent fiscal year.

Directors'/Trustees' Total Compensation

(for the fiscal year ended October 31, 2001)

       Name of                                                                                  All Investment Companies
   Director/Trustee          Balanced Fund   Strategic Value Fund   Capital Appreciation Fund      in Fund Complex(1)
   ----------------          -------------   --------------------   -------------------------   ------------------------
William W. Priest(2)              None               None                     None                        None
Richard H. Francis               $3,000             $3,000                   $3,000                     $109,250
Jack W. Fritz                    $2,750             $2,750                   $2,750                     $100,750
Jeffrey E. Garten(3)             $2,500             $2,500                   $2,500                     $100,750
Peter F. Krogh(4)                $1,563             $1,563                   $1,563                      $80,989
James S. Pasman, Jr.             $3,000             $3,000                   $3,000                     $118,542
Steven N. Rappaport              $3,000             $3,000                   $3,000                     $109,700
Alexander B. Trowbridge(5)       $1,400             $1,400                   $1,400                      $42,900

1. Each Director/Trustee serves as a Director or Trustee of 45 investment companies and portfolios for which CSAM serves as investment adviser.

2. Mr. Priest was previously an employee of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

3.       Mr. Garten became a Director/Trustee of each Fund effective December
         21, 2000.

4.       Mr. Krogh became a Director/Trustee of each Fund effective February 6,
         2001.

5. Mr. Trowbridge resigned as a Director of each Fund effective February 6, 2001. A one-time benefit payment of $50,000 was provided by CSAM to Mr. Trowbridge who has agreed to leave the Board prior to the time he would have otherwise retired in order to facilitate the nomination of a consolidated Board for all mutual funds advised by CSAM.

                  As of November 5, 2001, Directors/Trustees and officers as a group owned of record less than 1% of each Fund's outstanding Common Shares. No Director/Trustee or officer owned any of the Funds' outstanding Advisor Shares.

Portfolio Managers of the Funds

                  Balanced Fund. Roger W. Vogel, CFA, Managing Director, manages the equity portion of the Balanced Fund. Mr. Vogel has been associated with CSAM since Credit Suisse acquired Donaldson, Lufkin & Jennette ("DLJ") in November 2000. Prior to joining CSAM, Mr. Vogel was at DLJ Asset Management Group, Inc. ("DLJAMG") from 1993 to 2000. Previously, he was a portfolio manager at Chemical Bank and Manufacturers Hanover Trust Company. Mr. Vogel attended New York University. He is a Chartered Financial Analyst. The CSAM Fixed Income Management Team (the "Team"), consisting of Gregg M. Diliberto, Jo Ann Corkran, Leland Crabbe and Jose A. Rodriguez, manages the fixed income portion of the Balanced Fund.

                  Mr. Gregg M. Diliberto holds a B.S. in Mathematics from the State University of New York at Plattsburgh and has qualified for Levels 1-4 of the Society of Actuaries examinations. Mr. Diliberto has been associated with CSAM and a member of the team since 1984. Prior to that, he analyzed pension fund finances at Buck Consultants.

                  Ms. Jo Ann Corkran earned a B.A. in Mathematics from New York University and has qualified as a Fellow of the Society of Actuaries. Ms. Corkran has been associated with CSAM and a team member since 1997. Prior to that, she was in the insurance group within fixed income research at First Boston. Prior to that, she analyzed funding and investment strategies for pension plans at Buck Consultants.

                  Mr. Leland Crabbe holds a B.A. in Economics from California State University at Fullerton and a Ph.D. in Economics from the University of California at Los Angeles. Mr. Crabbe was a team member and associated with CSAM in 1998 and has presently been associated with CSAM and a team member since 1999. Prior to that, he was at Merrill Lynch, where during his tenure he was head of strategy and research for corporate bonds, developed bond structures for debt syndications and traded emerging market debt. Previously, Mr. Crabbe spent six years at the Federal Reserve in Washington, D.C. as an economist and head of corporate bond research. His writings have been published in academic journals such as Journal of Finance and Journal of Fixed Income and practitioner texts such as The Handbook of Fixed Income and have been included in the required readings for the Chartered Financial Analyst examination.

                  Mr. Jose A. Rodriguez earned a B.A. in Economics from Lafayette College and an M.B.A. in Finance from New York University's Stern School of Business. Mr. Rodriquez has been associated with CSAM and a team member since 1999. Prior to that, he was a managing director and senior portfolio manager at Prudential Investments, where he managed funds investing in high-grade corporate bonds, high-yield, dollar-denominated emerging market debt and money market instruments. Previously, he managed short-term investment portfolios and all securities lending activities at General Electric Investment Corporation. He is fluent in Spanish.

                  Strategic Value Fund. Roger W. Vogel, Richard Hanlon and Robert E. Rescoe are the Co-Portfolio Managers of the Strategic Value Fund. Mr. Vogel has been associated with CSAM since Credit Suisse acquired Donaldson, Lufkin & Jennette ("DLJ") in November 2000. Prior to joining CSAM, Mr. Vogel was at DLJ Asset Management Group, Inc. ("DLJAMG") from 1993 to 2000. Previously, he was a portfolio manager at Chemical Bank and Manufacturers Hanover Trust Company. Mr. Vogel attended New York University. He is a Chartered Financial Analyst.

                  Mr. Hanlon has been associated with CSAM since Credit Suisse acquired DLJ in November 2000. Prior to joining CSAM, Mr. Hanlon was at DLAMG from 1994 to 2000, where he managed portfolios of large- and small-capitalization U.S. value equities. Previously, he managed U.S. equity portfolios at Chemical Bank and Manufacturers Hanover Trust Company. Mr. Hanlon earned a B.A. in Economics from the State University of New York in Albany. He is a Chartered Financial Analyst.

                  Mr. Rescoe has been associated with CSAM since Credit Suisse acquired Warburg Pincus Asset Management, Inc. ("WPAM"), the Portfolio's predecessor adviser, in July 1999 and joined WPAM in 1983. Previously, he was a vice president and equity analyst at Fred Alger Management and a senior equity analyst at American General Capital Management. Mr. Rescoe holds a B.A. in Political Science from Tulane University and an M.B.A. in Finance from the University of Texas.

                  Capital Appreciation Fund. Susan L. Black and Jeffrey T. Rose are the Co-Portfolio Managers of the Capital Appreciation Fund. Ms. Black has been associated with CSAM since Credit Suisse acquired the Funds' predecessor adviser in July 1999 and joined the predecessor adviser in 1985. From 1979 until 1985 Ms. Black was a partner at Century Capital Associates. From 1977 until 1978 Ms. Black was a vice president of research at Donaldson, Lufkin & Jenrette. From 1973 until 1977 and from 1978 until 1979 Ms. Black was a vice president of research at Drexel Burnham Lambert. From 1961 until 1973, Ms. Black was employed by Argus Research, first as a securities analyst, then as director of research. Ms. Black received a B.A. degree from Mount Holyoke College.

                  Jeffrey T. Rose, Director, is a portfolio manager specializing in large- and mid-capitalization U.S. growth equities. He joined CSAM in 2000 from Prudential Investments, where he also managed large- and mid-cap U.S. growth equity portfolios. Previously, he managed internal fixed income portfolios at J.P. Morgan. Mr. Rose holds a B.A. in Government from Cornell University and an M.B.A. from The Amos Tuck School at Dartmouth College. He is a Chartered Financial Analyst.

Investment Adviser and Co-Administrators

                  CSAM, located at 466 Lexington Avenue, New York, New York 10017, is the institutional and mutual fund asset management arm of Credit Suisse First Boston, and a wholly owned subsidiary of Credit Suisse Group. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2001, CSAM and its global affiliates managed approximately $268 billion in assets.

                  Prior to July 6, 1999, Warburg Pincus Asset Management, Inc. ("Warburg") served as investment adviser to each Fund. On that date, Credit Suisse acquired Warburg and combined Warburg with Credit Suisse's existing U.S.-based asset management business ("Credit Suisse Asset Management"). Consequently, the combined entity, CSAM, became the Funds' investment adviser. Credit Suisse Asset Management, formerly known as BEA Associates, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

                  CSAMSI and PFPC both serve as co-administrators to each Fund pursuant to separate written agreements (the "CSAMSI Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). CSAMSI became co-administrator to each Fund on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("Counsellors Service") served as co-administrator to the Funds.

                  For the services provided by CSAM under the Advisory Agreements, the Balanced Fund, Strategic Value Fund and the Capital Appreciation Fund each pay CSAM a fee calculated at an annual rate of .90%, .75% and .70%, respectively, of the Fund's average daily net assets. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pays CSAMSI a fee calculated at an annual rate of .10% of the Fund's average daily net assets.

                  PFPC calculates each Fund's net asset value, provides all accounting services for each Fund and assists in related aspects of each Fund and assists in related aspects of each Fund's operations. For the services provided by PFPC under the PFPC Co- Administration Agreement, the each Fund pays PFPC a fee calculated at an annual rate of .075% of the Fund's first $500 million in average daily net assets, .065% of the next $1 billion in average daily net assets and .055% of average daily net assets exceeding $1.5 billion, exclusive of out- of- pocket expenses.

                  Each class of shares of a Fund bears its proportionate share of fees payable to CSAM, CSAMSI and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets.

Advisory Contract Approval

                  Each Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Directors of the Fund's Board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the Fund's Advisory Agreement, the Board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Advisor or its affiliates in connection with providing services to the Fund, compared the fees charged to those of similar funds or clients for comparable services, and analyzed the expenses incurred by the Adviser with respect to the Fund. The Board also considered the Fund's performance relative to a selected peer group, the total expenses of the Fund in comparison to other funds of comparable size and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and Adviser services, and benefits potentially accruing to the Adviser and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Adviser, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of each Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to renew the agreement with the Adviser. The Independent Directors were advised by separate independent legal counsel throughout the process. The Fund or the Adviser may terminate the Advisory Agreement on sixty days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940
Act).

                  For the three fiscal years ended October 31, investment advisory fees earned by CSAM or its predecessor, Warburg, waivers and net advisory fees for each Fund were as follows:

                              YEAR       GROSS                       NET
         FUND                 ENDED   ADVISORY FEE    WAIVER    ADVISORY FEE
         ----                 -----   ------------    ------    ------------
Balanced Fund                 1999    $    309,584   $160,572   $    149,012
                              2000    $    266,944   $153,673   $    113,271
                              2001    $    222,936   $190,518   $     32,418

Strategic Value Fund          1999    $  5,661,576          0   $  5,661,576
                              2000    $  2,924,687          0   $  2,924,687
                              2001    $  2,186,298          0   $  2,186,298

Capital Appreciation Fund     1999    $  6,198,244          0   $  6,198,244
                              2000    $ 10,269,516          0   $ 10,269,516
                              2001    $  9,141,750          0   $  9,141,750

                  During the three fiscal years ended October 31, PFPC, CSAMSI and Counsellors Service (the Funds' predecessor co-administrator) as applicable earned the following amounts in co-administration fees.

                                                         COUNSELLORS
        FUND                   YEAR          PFPC          SERVICE      CSAMSI
        ----                   ----          ----        -----------    ------
Balanced Fund                  1999   $         60,983    $  34,398       N/A
                                      ($51,597 waived)

                                                         COUNSELLORS
         FUND                  YEAR          PFPC          SERVICE       CSAMSI
         ----                  ----          ----        -----------     ------
                               2000   $         49,540       N/A          $29,660
                                      ($34,449 waived)
                               2001   $         32,349       N/A          $24,771

Strategic Value Fund           1999   $      1,014,167    $ 758,552           N/A
                               2000   $        544,463       N/A         $389,958
                               2001   $        239,012       N/A         $291,506

Capital Appreciation Fund      1999   $        792,954    $ 885,463           N/A
                               2000   $      1,228,069       N/A        $1,467,074
                               2001   $        972,394       N/A        $1,305,964

Code of Ethics

                  The Funds, CSAM and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

                  The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodians and Transfer Agent

                  State Street Bank and Trust Company ("State Street") serves as custodian of each Fund's assets. Pursuant to a custodian agreement (the "Custodian Agreement"), State Street

(i) maintains a separate account or accounts in the name of the Funds, (ii) holds and transfers portfolio securities on account of the Funds, (iii) makes receipts and disbursements of money on behalf of the Funds, (iv) collects and receives all income and other payments and distributions for the account of the Funds' portfolio securities and (v) makes periodic reports to the Boards concerning the Funds' custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of the Funds pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub- accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

Organization of the Funds

                  Capital Appreciation Fund. The Fund's Agreement and Declaration of Trust (the "Trust Agreement") authorizes the Board to issue an unlimited number of full and fractional shares of common stock, $.001 par value per share, of which an unlimited number are designated "Common Shares," "Advisor Shares," "Class A Shares," "Class B Shares" and "Class C Shares."

                  Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Capital Appreciation Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that CSAM believes is remote and immaterial. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

                  Balanced Fund and Strategic Value Fund. Each Fund's charter authorizes the Board to issue full and fractional shares of common stock, $.001 par value per share. For the Balanced Fund, one billion shares are designated "Common Shares" and two billion shares are designated "Advisor Shares." For the Strategic Value Fund, one billion shares are designated "Common Shares," two billion shares are designated "Advisor Shares," one billion shares are designated "Class A Shares," one billion shares are designated "Class B Shares," and one billion shares are designated "Class C Shares."

                  All Funds. All shareholders of a Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors/Trustees can elect all Directors/Trustees. Shares are transferable but have no preemptive, conversion or subscription rights.

                  Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the governing Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

                  The Funds are open-end management investment companies within the meaning of the 1940 Act. The Balanced and Strategic Value Funds were incorporated on January 29, 1996, under the laws of the State of Maryland. The Capital Appreciation Fund was organized on January 20, 1987 under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." Each of the Funds is diversified. Each Fund (except the Balanced Fund, which offers two classes of shares, Common Shares and Advisor Shares), offers fives classes of shares, Common, Advisor, Class A, Class B and Class C. Unless otherwise indicated, references to a "Fund" apply to each class of shares of that Fund.

                  The Balanced and Strategic Value Funds were incorporated under the names Warburg, Pincus Balanced Fund, Inc. and Warburg, Pincus Growth & Income Fund, Inc., respectively. On February 26, 1992, the Capital Appreciation Fund amended its Agreement and Declaration of Trust to change its name from "Counsellors Capital Appreciation Fund" to "Warburg, Pincus Capital Appreciation Fund." On May 3, 1996, each of the Balanced Fund and Warburg Pincus Growth & Income Fund, Inc. acquired all of the assets and liabilities of the investment portfolio of the RBB Fund with a similar name.

                  On December 6, 1999, the Strategic Value Fund changed its name from Warburg, Pincus Growth & Income Fund, Inc." to "Warburg, Pincus Value Fund, Inc." On February 5, 2001, the Strategic Value Fund changed its name from "Warburg, Pincus Value Fund, Inc." to "Warburg, Pincus Value II Fund, Inc." On March 26, 2001, the Strategic Value Fund changed its name from "Warburg Pincus Value II Fund, Inc." to "Credit Suisse Warburg Pincus Value II Fund, Inc." On December 12, 2001, the Strategic Value Fund changed its name from "Credit Suisse Warburg Pincus Value II Fund" to "Credit Suisse Strategic Value

Fund." In addition, on December 12, 2001, the Credit Suisse Strategic Value Fund will implement a policy of investing in companies of any size, rather than focusing on large U.S. companies.

                  On March 7, 2001, the Balanced Fund changed its name from "Warburg, Pincus Balanced Fund" to "Credit Suisse Warburg Pincus Balanced Fund." On December 12, 2001, the Balanced Fund changed its name from "Credit Suisse Warburg Pincus Balanced Fund" to "Credit Suisse Balanced Fund."

                  On March 16, 2001, the Capital Appreciation Fund changed its name from "Warburg, Pincus Capital Appreciation Fund" to "Credit Suisse Warburg Pincus Capital Appreciation Fund." On December 12, 2001, the Capital Appreciation Fund changed its name from "Credit Suisse Warburg Pincus Capital Appreciation Fund" to "Credit Suisse Capital Appreciation Fund."

                  On November 12, 2001, the Board of Directors of Credit Suisse Warburg Pincus Balanced Fund (the "Acquired Fund") approved, subject to shareholder approval, a proposed reorganization (the "Reorganization") whereby all of the assets and liabilities of the Acquired Fund would be transferred to the Large Cap Value Fund of Credit Suisse Warburg Pincus Capital Funds (the "Acquiring Fund") in exchange for shares of the Acquiring Fund. The Reorganization is subject to the completion of certain conditions, including the approval of the Acquired Fund shareholders. The Reorganization is expected to be consummated in April, 2002, after which shares of the Acquired Fund would no longer be offered.

                  On December 12, 2001, the Credit Suisse Warburg Pincus family of funds was renamed the "Credit Suisse" family of funds, and each fund's name was changed to reflect this new designation. In addition, on December 12, the fund family's new internet address was changed to www.creditsuissefunds.com and the net asset values of the Credit Suisse family of funds became listed in The Wall Street Journal under the heading "Credit Suisse."

Distribution and Shareholder Servicing

                  Distributor. CSAMSI serves as distributor of the Funds' shares. CSAMSI offers each Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017-3147.

                  Common Shares. The Balanced Fund has adopted a Shareholder Servicing and Distribution Plan (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b- 1 under the 1940 Act, pursuant to which the Fund pays CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Fund. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder

Services", together with Selling Services, "Services"). Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Funds' distributor or transfer agent. Selling Services may include, without limitation,
(a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares;
(c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

                  Payments under the 12b-1 Plan are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed distribution expenses actually incurred.

                  Pursuant to the Common Shares 12b-1 Plan, CSAMSI provides the Board with periodic reports of amounts expended under the Common Shares 12b-1 Plan and the purpose for which the expenditures were made.

                  The Common Shares 12b-1 Plan was adopted on November 1, 1999. Prior to that date, a substantially similar plan was in place with respect to the Common Shares. For the year ended October 31, 2001, the Balanced Fund Common Shares paid $61,761 pursuant to the Common Shares 12b-1 Plan, all of which was spent on advertising, marketing communications and public relations.

                  Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.

                  For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to .50% of the average annual value of accounts with the Funds maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to

1.00% of new assets invested in a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Funds may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

                  Advisor Shares. The Balanced, Strategic Value and the Capital Appreciation Fund have entered into agreements ("Agreements") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. Agreements will be governed by a distribution plan (the "Advisor Share 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by a Fund or by CSAMSI on behalf of the Fund The Advisor Share 12b-1 Plan requires the Board, at least quarterly, to receive and review written reports of amounts expended under the Advisor Share 12b-1 Plan and the purposes for which such expenditures were made. The Advisor Shares 12b-1 Plan was adopted on November 1, 1999. Prior to that date, a substantially similar plan was in place with respect to the Advisor Shares (the "Prior Advisor Shares 12b-1 Plan").

                  Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in the Funds. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to 0.25% per year of the value of Fund accounts maintained by the firm and, in certain cases, may include a fee of up to 1.00% of new assets invested in a Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Funds or their shareholders.

                  An Institution with which the Funds have entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under each Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from each Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

                  Class A, Class B and Class C Shares. Each of the Capital Appreciation Fund and the Strategic Value Fund has adopted a Plan of Distribution (the "A, B and C Shares 12b-1 Plans") for Class A Shares, Class B Shares and Class C Shares of the Funds to permit the Funds to compensate CSAMSI for activities associated with the distribution of these shares.

                  The A, B, and C Shares 12b-1 Plans for the Class A Shares, Class B Shares and Class C Shares of each Fund were initially approved by the Directors, including a majority of the non-interested Directors, on October 2, 2001, and by the sole shareholder of each Class on October 2, 2001. As approved, the Class A Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A shares of the Fund will be paid as compensation to CSAMSI. The Class B Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares of the Fund will be paid as compensation to CSAMSI. The Class C Plan currently provides that: (i) an asset based sales charge of .75% per year and (ii) a service fee of ..25% per year, in each case, of the average daily net assets of the Class C shares of the Fund will be paid as compensation to CSAMSI.

                  With respect to sales of the Capital Appreciation and the Strategic Value Funds' Class B, Class C or certain sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

                  In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in a Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

                  General. Each of the Advisor Share 12b-1 Plans, the A, B and C Shares 12b-1 Plans and the Common Shares 12b-1 Plans will continue in effect for so long as its continuance is separately, specifically approved at least annually by each Fund's Board, including a majority of the Directors/Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Advisor Shares 12b-1 Plans, the A, B and C

Shares 12b-1 Plans or the Common Shares 12b-1 Plans, as the case may be ("Independent Directors/Trustees"). Any material amendment of any Advisor Shares 12b-1 Plan, the A, B and C Shares 12b-1 Plan or the Common Shares 12b-1 Plan would require the approval of the Board in the same manner. None of the Advisor Shares 12b-1 Plans, the A, B and C Shares 12b-1 Plans or the Common Shares 12b-1 Plans may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each Advisor Share 12b-1 Plan, A, B and C Shares 12b-1 Plan and the Common Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors/Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases

                  The offering price of a Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A Shares of the Capital Appreciation Fund and the Strategic Value Fund, any applicable sales charge.

                  To purchase Common Shares directly from the Funds, contact the Funds to obtain an application. Fill it out and mail it to the Funds along with an investment check, payable to the Funds. The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Funds. These types of checks may be returned to you and your purchase order may not be processed.

                  As a convenience to the investor and to avoid unnecessary expense to a Fund, share certificates representing shares of the Fund purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. Each Fund retains the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

                  Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with a Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

                  Special Provisions Applicable to the Capital Appreciation and Strategic Value Funds Class A, B and C Shares. Class A, B and C Shares are designed for investors seeking the advice of financial representatives and are not being offered directly from the Funds. All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

                  Class A Shares of the Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

                        Initial Sales Charge -- Class A

                                                                      Commission to Financial
                                      As a % of        As a % of        Representative as a
Amount Purchased                   Amount Invested   Offering Price     % of Offering Price
----------------                   ---------------   --------------   -----------------------
Less than $50,000                       6.10%            5.75%                  5.00%
$50,000 to less than $100,000           4.99%            4.75%                  4.00%
$100,000 to less than $250,000          3.90%            3.75%                  3.00%
$250,000 to less than $500,000          2.56%            2.50%                  2.00%
$500,000 to less than $1,000,000        2.04%            2.00%                  1.75%
$1,000,000 or more                        0*               0                   1.00%**

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee of up to 1% as follows: 1% on purchases up to and including $3 million, .50% on the next $47 million, .25% on purchase amounts over $50 million.

                  The reduced sales charges shown above apply to the aggregate of purchases of Class A Shares of a Fund made at one time by "any purchaser." The term "purchaser" includes:

- an individual, the individual's spouse or domestic partner, and their children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

- any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

- a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member;

- a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

                  From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a Fund as defined in the Securities Act of 1933, as amended.

                  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's Class A, B or C Shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold a Fund's Class A, B or C Shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A, B or C Shares should be read in connection with such firms' material regarding their fees and services.

                  Initial Sales Charges Waivers. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, Directors and retired Directors of the Funds, directors or trustees of other investment companies managed by the Adviser, officers, directors and full-time employees of the Adviser and of its wholly-owned subsidiaries or parent entities ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Fund); (4) shares purchased by registered investment advisers on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services;
(5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of certain funds into a Fund, and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(B) Plans and 457 Plans; and employee benefit plans sponsored by an employer; pension plans; (7) Class B shares which are automatically converted to Class A shares; and (8) Class A shares acquired when dividends and distributions are reinvested in the Fund.

Redemptions

                  Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C Shares of the Capital Appreciation Fund and the Strategic Value Fund.

                  Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

                  Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. As described in the Prospectus, certain withdrawals under the Plan for the Class A, B and C Shares of the Capital Appreciation and Strategic Value Funds may be subject to a deferred sales charge. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

         Special Provisions Applicable to the Capital Appreciation and Strategic Funds Class B and C Shares Only.

                  The following table sets forth the rates of the CDSC applicable to redemptions of Class B Shares:

                                           Contingent Deferred Sales Charge as a
                                            Percentage of the Lesser of Dollars
Year Since Purchase Payment Made              Invested or Redemption Proceeds
--------------------------------           -------------------------------------
First                                                       4.0%
Second                                                      3.0%
Third                                                       2.0%
Fourth                                                      1.0%
Fifth                                                       0.0%
Sixth                                                       0.0%
Seventh                                                     0.0%

                  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

                  Contingent Deferred Sales Charge - General. The following example will illustrate the operation of the contingent deferred sales charge on Class B Shares. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B Shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

                  The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2001 will be eligible for the second year's charge if redeemed on or after October 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of another Credit Suisse Fund at their respective net asset values. An Advisor Shareholder may exchange Advisor Shares of a Fund for Advisor Shares of another Credit Suisse Fund at their respective net asset values. A Class A, Class B or Class C Shareholder may exchange those shares for shares of the same class of another Credit Suisse fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares. If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day.

Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A, Class B or Class C Shares, will be effected without a sales charge. Each Fund may refuse exchange purchases at any time without prior notice.

                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse fund, an investor should contact Credit Suisse Funds at (800) 927-2874.

                  Each Fund reserves the right to refuse exchange purchases by any person or group if, in CSAM's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in each Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, both of which are subject to change.

The Funds and Their Investments

                  Each Fund intends to continue to qualify as a regulated investment company under the Code during each of its taxable years. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, each Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and on its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed to its shareholders, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their Fund shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS"). Even if a Fund makes such an election, it is possible that it may incur an excise tax as a result of not having distributed net capital gains.

                  The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

                  With regard to each Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  Each Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Passive Foreign Investment Companies

                  If a Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

                  Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. Each Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Dividends and Distributions

                  Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the
Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

                  Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

                  If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares

                  Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.

Foreign Taxes

                  Income received by a Fund from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50 percent of the value of a Fund's total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that a Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. In the absence of such an election, the foreign taxes paid by a Fund will reduce its investment company taxable income, and distributions of investment company taxable income received by the Fund from non-US sources will be treated as United States source income.

Special Tax Matters Relating to Zero Coupon Securities

                  Investment by a Fund in zero coupon securities may create special tax consequences. Zero coupon securities do not make interest payments; however, a portion of the difference between a zero coupon security's maturity value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws applicable to mutual funds, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends will ordinarily constitute taxable income to shareholders of the Fund.

Backup Withholding

                  Each Fund may be required to withhold, for United States federal income tax purposes, 30.5% (30% for 2002) of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices

                  Shareholders will be notified annually by each Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation

                  Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

            THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX
             CONSEQUENCES AFFECTING EACH FUND AND ITS SHAREHOLDERS.
           SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS
          WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN
                             INVESTMENT IN A FUND.

                          DETERMINATION OF PERFORMANCE

                  From time to time, a Fund may quote the total return of its Shares in advertisements or in reports and other communications to shareholders. The net asset value of Common Shares is listed in The Wall Street Journal each business day under the heading "Credit Suisse." Depending on a Fund's size, it may not be eligible to be listed. The Common Shares of the Funds are listed under the heading "Credit Suisse Com" and the Advisor Shares of the Funds are listed under the heading "Credit Suisse ADV" and once a class reaches the required minimum size, the Class A, B and C Shares will be listed under the heading "Credit Suisse A, B or C," as applicable. Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.

                  With respect to a Funds' Common and Advisor Shares, the Funds' average annual total returns for the indicated periods ended October 31, 2001 were as follows (performance figures calculated without waiver by a Fund's service provider(s), if any, are noted in italics):

                                  TOTAL RETURN

                                  COMMON SHARES

                                                                 Period from the
                                                                 commencement of
                               One-Year   Five-Year   Ten-Year      operations
                               --------   ---------   --------   ---------------
Balanced Fund                   -13.67%      6.02%      9.33%        10.22%
(10/6/88)

Strategic Value Fund             -5.14%      9.94%     11.81%        11.67%
(10/6/88)

Capital Appreciation Fund       -37.59%     10.88%     13.52%        11.79%
(8/17/87)

                                 ADVISOR SHARES

                                                                 Period from the
                                                                 commencement of
                               One-Year   Five-Year   Ten-Year      operations
                               --------   ---------   --------   ---------------
Balanced Fund                   -13.87%      5.67%      N/A           10.04%
(7/31/95)

Strategic Value Fund             -5.63%      9.45%      N/A            8.13%
(5/15/95)

Capital Appreciation Fund       -37.91%     10.34%     12.98%         11.42%
(4/4/91)

                  From time to time, Fund service providers may have voluntarily agreed to waive all or a portion of their fees and reimburse some Fund expenses. The performance figures above reflect the impact of these fee waivers and expense reimbursements, if any. Performance figures would be lower, perhaps materially so, if they were calculated without reflecting the impact of fee waivers and/or expense reimbursements.

                  Because Capital Appreciation Fund's and Strategic Value Fund's Class A, Class B, Class C commenced operations on or about November 30, 2001, performance information for these classes is not presented.

                  Average annual total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

                  Average annual total return figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)(n) = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one- , five- or ten- year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. It is also assumed that with respect to the Class A shares of the Capital Appreciation and Strategic Value Funds, the maximum initial sales charge of 5.75% was deducted at the time of investment and with respect to the Class B shares of the Capital Appreciation and Strategic Value Funds, at the end of these periods, the entire amount was redeemed and the appropriate sales load, if any, was deducted. Investors should note that this performance may not be representative of a Fund's total return over longer market cycles.

                  When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. A Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the relevant Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

                  A Fund may advertise, from time to time, comparisons of the performance of its Common Shares and/or Advisor Shares with that of one or more other mutual funds with similar investment objectives. A Fund may advertise average annual calendar year- to- date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

                  A Fund may also advertise its yield. Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:

                          YIELD = 2[( a-b + 1)(6) -1]
                                     cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

                  The yield for the Common Shares of the Balanced Fund for the thirty-day period ended October 31, 2001 was 1.93% (0.02% without waivers) and for the Advisor Shares was 1.68% (-0.23% without waivers).

                  The yield for the Common Shares of the Strategic Value Fund for the thirty-day period ended October 31, 2001 was 0.34% and for the Advisor Shares was 0.34%.

                  The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in a Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

                  In addition, reference may be made in advertising a class of Fund shares to opinions of Wall Street economists and analysts regarding economic cycles and their effects historically on the performance of small companies, both as a class and relative to other investments. A Fund may also discuss its beta, or volatility relative to the market, and make reference to its relative performance in various market cycles in the United States.

                  Each Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or as set forth in the publications listed below; (ii) in the case of the Balanced Fund, with the S&P 500 Index, Lehman Brothers Intermediate Government/Corporate Bond Index and Lipper Balanced Funds Index; in the case of the Strategic Value Fund, with the S&P 500 Index; in the case of the Capital Appreciation Fund, with appropriate indexes prepared by Frank Russell Company relating to securities represented in the Fund, the Russell 1000 Growth Index and the S&P 500 Index; or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. A Fund may include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, each Fund may from time to time compare the expense ratio of its Common Shares to that of any investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

                  In reports or other communications to investors or in advertising, each Fund may also describe the general biography or work experience of the portfolio managers of the Fund and may include quotations attributable to the portfolio managers describing approaches taken in managing the Fund's investments, research methodology underlying stock selection or the Fund's investment objective. In addition, a Fund and its portfolio managers may render periodic updates of Fund activity, which may include a discussion of significant portfolio holdings; analysis of holdings by industry, country, credit quality and other characteristics; and comparison and analysis of the Fund with respect to relevant market industry benchmarks. Each Fund may also discuss measures of risk, the continuum of risk and return relating to different investments and the potential impact of foreign stocks on a portfolio otherwise composed of domestic securities.

                      INDEPENDENT ACCOUNTANTS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The financial statements that are incorporated by reference into this Statement of Additional Information have been audited by PwC and have been incorporated by reference herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

                  As of November 5, 2001, the name, address and percentage of ownership of each person that owns of record 5% or more of each Fund's outstanding shares were as follows:

                                  BALANCED FUND

                                                          Common Shares     Advisor Shares
                                                          -------------     --------------
Charles Schwab & Co. Inc.                                     32.6%
Special Custody Account for the
Exclusive Benefit of Customers
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

National Financial Services Corp.                             12.2%
FBO Customers
PO Box 3908
Church Street Station
New York, NY  10008-3908

Prudential Securities Inc                                     13.4%
For Exclusive Benefit of Customers PC
1 New York Plaza
New York, NY  10004-1901

Donaldson Lufkin Jenrette Securities Corporation, Inc.                          34.7%
Account#: 250000002
P.O. Box 2052
Jersey City, NJ  07303-2052

National Financial Services Corp.
FBO Customers                                                                   47.6%
Church Street Station
PO Box 3908
New York, NY  10008-3908

Donaldson Lufkin Jenrette Securities Corporation, Inc.                          12.1%
Account#: 250000003
P.O. Box 2052
Jersey City, NJ  07303-2052

CNA Trust Corporation                                                            5.0%
FBO Omnibus Reinvest
P.O. Box 5024
Costa Mesa, CA 92638-5024

                              STRATEGIC VALUE FUND

                                                          Common Shares     Advisor Shares
                                                          -------------     --------------
Charles Schwab & Co. Inc.                                     26.4%
Special Custody Account for the
Exclusive Benefit of Customers
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA  94104-4122

National Financial Services Corp.                             14.5%
FBO Customers
Church Street Station
PO Box 3908
New York, NY  10008-3908

Fidelity Investment Institutional                              5.5%
Operations Center
as agent for Employee Benefits Plans
100 Magellan Way
Covington, KY  41015-1999

Connecticut General Life Ins. Co.                                               98.8%
On Behalf of its Separate Account
Attention: Carmen G. Rivera
280 Trumbull Street #H19B
Hartford, CT  06103-3509

                            CAPITAL APPRECIATION FUND

                                                          Common Shares     Advisor Shares
                                                          -------------     --------------
Charles Schwab & Co. Inc.                                     16.1%
Special Custody Account for the
Exclusive Benefit of Customers
Attn Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

Fidelity Investment Institutional                              9.4%
Operations Center
as agent for Employee Benefits Plans
100 Magellan Way
Covington, KY  41015-1999

International Truck & Engine                                   7.6%
Corp OC Plan Master Trust # 132748
UMB Bank N/A C/O J.P. Morgan America Century
RPS TTEE UAD
12/01/99
P.O. Box 419784
Kansas City, MO 64141-6784

National Financial Services Corp.                              5.6%
FBO Customers
Church Street Station
PO Box 3908
New York, NY  10008-3908

                                                          Common Shares     Advisor Shares
                                                          -------------     --------------
Connecticut General Life Ins. Co.                                               71.9%
On Behalf of its Separate Account
Attention: Carmen G. Rivera
280 Trumbull Street #H19B
Hartford, CT  06103-3509

Provident Bank                                                                   5.6%
Process Equity 401K Profit
Attn: Dennis Hamilton
309 Vine Street, 653B
Cincinnati, OH  45202-3524

                  Each Fund believes these entities are not the beneficial owners of shares held of record by them.

                              FINANCIAL STATEMENTS

                  Each Fund's audited Annual Reports for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference with respect to all information regarding the relevant Fund included therein. Each Fund will furnish without charge a copy of its Annual Report upon request by calling Credit Suisse Funds at 800-927-2874. Capital Appreciation Fund's and Strategic Value Fund's Class A, Class B, Class C commenced operations on or about November 30, 2001

                         APPENDIX DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A- 1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A- 2 is satisfactory, but the relative degree of safety is not as high as for issues designated A- 1.

                  The rating Prime- 1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime- 1 (or related supporting institutions) are considered to have a superior capacity for repayment of short- term promissory obligations. Issuers rated Prime- 2 (or related supporting institutions) are considered to have a strong capacity for repayment of short- term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime- 1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Short-Term Note Ratings

                  The following summarizes the two highest ratings used by S&P for short-term notes: SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest.

                  Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest..

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Corporate Bond and Municipal Obligations Ratings

                  The following summarizes the ratings used by S&P for corporate bonds and Municipal Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher- rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B and CCC - Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near- term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds and Municipal Obligations:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.